As filed with the Securities and Exchange Commission on July 24, 2003
                                             Securities Act File No. 333-105500
                                      Investment Company Act File No. 811-09243
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                           ________________________

[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 2
[ ] Post-Effective Amendment No.
                                                 and/or

[X] Registration Statement under the Investment
      Company Act of 1940
[X]   Amendment No. 8
                       (Check Appropriate Box or Boxes)
                           ________________________

                           THE GABELLI UTILITY TRUST
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1422
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                           The Gabelli Utility Trust
                             One Corporate Center
                           Rye, New York 10580-1422
                                (914) 921-5100
                    (Name and Address of Agent for Service)
                           ________________________


                                                              Copies to:
          Richard T. Prins, Esq.                           James McKee, Esq.                        Cynthia G. Cobden, Esq.
           Skadden, Arps, Slate,                       The Gabelli Utility Trust                Simpson Thacher & Bartlett LLP
            Meagher & Flom LLP                           One Corporate Center                        425 Lexington Avenue
             Four Times Square                         Rye, New York 10580-1422                    New York, New York 10017
          New York, New York 10036                          (914) 921-5100                              (212) 455-2000
              (212) 735-3000

                                                       ________________________

           Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.


           If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

           It is proposed that this filing will become effective (check appropriate box) [X] When declared effective pursuant to section 8(c).

           If appropriate, check the following box:
           [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

           [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                           ________________________

                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===================================================================================================================================
                                                                                          Proposed
                                                                  Proposed                 Maximum
                                                                   Maximum                Aggregate
                                    Amount Being               Offering Price             Offering                    Amount of
Title of Securities                  Registered                   Per Share               Price (1)             Registration Fee (2)
-------------------                  ----------                   ---------               ---------             --------------------
___%  Series A                      1,200,000 Shares                 $25                 $30,000,000                      $2,335
Cumulative
Preferred Shares
Series B Auction                    1000 Shares                      $25,000             $25,000,000                      $1,792.50
Market Preferred
Shares

(1) Estimated solely for the purpose of calculating the registration fee.
(2) $322 previously paid.
                                                       ________________________

           The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

====================================================================================================================================


                                                         CROSS-REFERENCE SHEET

        N-2 Item Number                                                 Location in Part A (Caption)
------------------------------------------------------------------------------------------------------------------------------------
PART A

1.      Outside Front Cover........................................     Outside Front Cover Page

2.      Inside Front and Outside Back Cover
          Page.....................................................     Outside Front Cover Page; Inside Front Cover Page

3.      Fee Table and Synopsis.....................................     Not Applicable

4.      Financial Highlights.......................................     Financial Highlights

5.      Plan of Distribution.......................................     Outside Front Cover Page; Summary; Underwriting

6.      Selling Shareholders.......................................     Not Applicable

7.      Use of Proceeds............................................     Use of Proceeds; Investment Objective and Policies

8. General Description of the
          Registrant...............................................     Outside Front Cover Page; Summary; The Fund;
                                                                        Investment Objective and Policies; Risk Factors &
                                                                        Special Considerations; How the Fund Manages Risk;
                                                                        Description of Series A Preferred and Series B AMPS;
                                                                        Anti-takeover Provisions of the Fund's Governing
                                                                        Documents

9.      Management.................................................     Outside Front Cover Page; Summary; Management of
                                                                        the Fund; Custodian, Transfer Agent, Auction Agent
                                                                        and Dividend-Disbursing Agent

10.     Capital Shares, Long-Term Debt,
          and Other Securities.....................................     Outside Front Cover Page; Summary; Investment
                                                                        Objective and Policies; Description of Series A
                                                                        Preferred and Series B AMPS; Description of
                                                                        Capitalization; Taxation

11.     Defaults and Arrears on Senior
          Securities...............................................     Not Applicable

12.     Legal Proceedings..........................................     Not Applicable

13. Table of Contents of the Statement
          of Additional Information................................     Table of Contents of the Statement of Additional
                                                                        Information


PART B                                                                  Location in Statement of Additional Information
------------------------------------------------------------------------------------------------------------------------------------

14.     Cover Page.................................................     Outside Front Cover Page

15.     Table of Contents..........................................     Outside Front Cover Page

16.     General Information and History............................     The Fund

17. Investment Objective and
          Policies.................................................
                                                                        Investment Objective and Policies; Investment
                                                                        Restrictions

18.     Management.................................................     Management of the Fund

19.     Control Persons and Principal
          Holders of Securities....................................     Management of the Fund; Beneficial Owners

20.     Investment Advisory and Other
          Services.................................................     Management of the Fund

21.     Brokerage Allocation and Other
          Practices................................................     Portfolio Transactions

22.     Tax Status.................................................     Taxation

23.     Financial Statements.......................................     Financial Statements

PART C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


[flag]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             SUBJECT TO COMPLETION
                 Preliminary Prospectus dated July 24, 2003

PROSPECTUS                  $[__]                        [GABELLI LOGO]

                           The Gabelli Utility Trust
                               _________________


              [__] Shares, % Series A Cumulative Preferred Shares
                    (Liquidation Preference $25 per Share)

        [__] Shares, Series B Auction Market Preferred Shares ("AMPS")
                  (Liquidation Preference $25,000 per Share)

           The Gabelli Utility Trust, or the Fund, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for
(i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Gabelli Funds, LLC serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's objective will be achieved.

           This prospectus describes shares of the Fund's [__]% Series A Cumulative Preferred Shares (the "Series A Preferred"), liquidation preference $25 per share. Dividends on shares of Series A Preferred are cumulative from such original issue date at the annual rate of [__]% of the liquidation preference of $25 per share and are payable quarterly on [ ], [__], [ ] and [ ] in each year, commencing on [__], 2003.

           This prospectus also describes shares of the Fund's Series B Auction Market Preferred Shares (the "Series B AMPS"), liquidation preference $25,000 per share. The dividend rate for the Series B AMPS will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period for the Series B AMPS will be [__]% of the liquidation preference of $25,000 per share. The initial dividend period is from the date of issuance through [__], 2003. For subsequent dividend periods, the Series B AMPS will pay dividends based on a rate set at auction, usually held weekly.

           The Fund offers by this prospectus, in the aggregate, $[__] million of preferred shares of either Series A Preferred or Series B AMPS, or a combination of both series.

           Investing in our Series A Preferred or Series B AMPS involves risks. See "Risk Factors and Special Considerations" beginning on page 27 .
                             _____________________

                                                                                                               Proceeds to the Fund
                                               Public Offering Price(1)          Underwriting Discount(2)      (before expenses)(3)
                                               ------------------------          ------------------------      --------------------
Series A Preferred Per Share                             $                                $                               $
Total....................................                $                                $                               $
Series B AMPS Per Share..................                $                                $                               $
Total....................................                $                                $                               $

(1)   Plus accumulated dividends, if any, from [__], 2003.
(2)   The Fund and Gabelli Funds, LLC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3)   Offering expenses payable by the Fund are estimated at approximately $462,500.

                               _________________

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                            _______________________

Merrill Lynch & Co.                                      Gabelli & Company, Inc.
                            _______________________

                The date of this prospectus is          , 2003.

           The shares of Series A Preferred and/or Series B AMPS being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any shares of Series A Preferred or Series B AMPS will be made in book-entry form through the facilities of The Depository Trust Company on or about [__], 2003.

(continued from previous page)

           Application has been made to list the Series A Preferred on the New York Stock Exchange. If offered, trading of the Series A Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series A Preferred. See "Underwriting."

           The Series B AMPS will not be listed on an exchange. Investors may only buy or sell Series B AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in the Series B AMPS and a secondary market may not provide you with liquidity.

           The net proceeds of the offering, which are expected to be [__], will be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies" beginning on page 21.

           The Fund expects that dividends paid on the Series A Preferred and Series B AMPS will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (income from domestic and certain foreign corporations), and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is 15%, and on other types of income is 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Series A Preferred or Series B AMPS will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."

           Neither the Series A Preferred nor the Series B AMPS may be issued unless each is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"). In addition, the Series B AMPS may not be issued unless it is also rated "AAA" by Standard and Poor's Ratings Services ("S&P"). In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series A Preferred and Series B AMPS under guidelines established by each of Moody's and S&P. See "Description of the Series A Preferred and Series B AMPS -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940, as amended. If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund can at its option (and in certain circumstances must) require, in accordance with its governing documents and the requirements of the Investment Company Act of 1940, as amended, that some or all of its outstanding preferred shares, including the Series A Preferred and/or Series B AMPS, be sold back to it (redeemed). Otherwise, prior to [__], the Series A Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the Investment Company Act of 1940, as amended), the Fund at its option may redeem (i) the Series A Preferred beginning on [__], and (ii) the Series B AMPS following the initial dividend period (so long as the Fund has not designated a non-call period). In the event the Fund redeems Series A Preferred such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund redeems Series B AMPS, such redemptions will be for cash, generally at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), though in limited circumstances the Fund's Board of Trustees may also declare a redemption premium.

           This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series A Preferred or Series B AMPS. You should read this prospectus and retain it for future reference.

           The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated [__], 2003, which contains additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [__] of this prospectus. You may request a free copy of the Statement of Additional Information by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the Statement of Additional Information as well as reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).

           Certain persons participating in the offering of Series A Preferred, in the event they are offered, may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series A Preferred, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."

           You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.


                                                          TABLE OF CONTENTS

                                                                                                                               Page

SUMMARY...........................................................................................................................1
FINANCIAL HIGHLIGHTS.............................................................................................................15
USE OF PROCEEDS..................................................................................................................17
THE FUND.........................................................................................................................17
CAPITALIZATION...................................................................................................................17
INVESTMENT OBJECTIVE AND POLICIES................................................................................................19
RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................................26
HOW THE FUND MANAGES RISK........................................................................................................32
MANAGEMENT OF THE FUND...........................................................................................................33
PORTFOLIO TRANSACTIONS...........................................................................................................35
DIVIDENDS AND DISTRIBUTIONS......................................................................................................35
DESCRIPTION OF THE SERIES A PREFERRED
      AND SERIES B AMPS..........................................................................................................37
THE AUCTION OF SERIES B AMPS.....................................................................................................47
DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES...............................................................................50
TAXATION.........................................................................................................................50
ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS.......................................................................53
CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND-DISBURSING AGENT...........................................................54
UNDERWRITING.....................................................................................................................55
LEGAL MATTERS....................................................................................................................58
EXPERTS..........................................................................................................................58
ADDITIONAL INFORMATION...........................................................................................................59
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS................................................................................59
TABLE OF CONTENTS OF SAI.........................................................................................................60

                     (This Page Intentionally Left Blank)

                                    SUMMARY

      This is only a summary. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated [_], 2003 (the "SAI").

The Fund....................................... The Fund is a closed-end non-diversified management
                                                investment company organized
                                                under the laws of the State of
                                                Delaware on February 25, 1999.
                                                The Fund's outstanding common
                                                shares, par value $.001 per
                                                share, are listed and traded
                                                on the New York Stock Exchange
                                                ("NYSE"). As of June 30, 2003,
                                                the net assets of the Fund
                                                were $101,252,405, and the
                                                Fund had outstanding
                                                15,282,735 common shares. The
                                                Fund currently expects to
                                                complete a rights offering for
                                                its common shares on September
                                                30, 2003. Assuming the primary
                                                subscription of rights
                                                offering had been completed as
                                                of June 30, 2003, the net
                                                assets of the Fund as of that
                                                date would have been
                                                approximately $134,527,249.
                                                There can be no assurance as
                                                to when, or if, the rights
                                                offering will be completed.
                                                Prior to the issuance of the
                                                Series A Preferred and/or
                                                Series B AMPS offered by this
                                                prospectus, the Fund had no
                                                preferred shares outstanding.

The Offering................................... The Fund offers by this prospectus, in the aggregate,
                                                $[__] million of preferred
                                                shares of either Series A
                                                Preferred or Series B AMPS, or
                                                a combination of both such
                                                series. The Series A Preferred
                                                and/or Series B AMPS are being
                                                offered by Merrill Lynch,
                                                Pierce, Fenner & Smith
                                                Incorporated ("Merrill Lynch")
                                                and Gabelli & Company, Inc. as
                                                underwriters. Upon issuance,
                                                the Series A Preferred and the
                                                Series B AMPS will have equal
                                                seniority with respect to
                                                dividends and liquidation
                                                preference. See "Description
                                                of the Series A Preferred and
                                                Series B AMPS."

                                                Series A Preferred. The Fund
                                                is offering [__] shares of
                                                [__]% Series A Cumulative
                                                Preferred, par value $.001 per
                                                share, liquidation preference
                                                $25 per share, at a purchase
                                                price of $25 per share.
                                                Dividends on the shares of
                                                Series A Preferred will
                                                accumulate from the date on
                                                which such shares are issued.
                                                Application has been made to
                                                list the Series A Preferred on
                                                the NYSE and it is anticipated
                                                that trading of the Series A
                                                Preferred on the NYSE will
                                                commence within 30 days from
                                                the date of this prospectus.

                                                Series B AMPS. The Fund is
                                                offering [__] shares of Series
                                                B AMPS, par value $.001 per
                                                share, liquidation preference
                                                $25,000 per share at a
                                                purchase price of $25,000 per
                                                share, plus dividends, if any,
                                                that have accumulated from the
                                                commencement date of the
                                                dividend period during which
                                                such Series B AMPS is issued.
                                                The Fund may in the future
                                                offer additional Series B
                                                AMPS. The Series B AMPS will
                                                not be listed on an exchange.
                                                Instead, investors may buy or
                                                sell Series B AMPS in an
                                                auction by submitting orders
                                                to broker-dealers that have
                                                entered into an agreement with
                                                the auction agent and the
                                                Fund.

                                                Generally, investors in Series
                                                A Preferred or Series B AMPS
                                                will not receive certificates
                                                representing ownership of
                                                their shares. The securities
                                                depository (The Depository
                                                Trust Company ("DTC") or any
                                                successor) or its nominee for
                                                the account of the investor's
                                                broker-dealer will maintain
                                                record ownership of the
                                                preferred shares in book-entry
                                                form. An investor's
                                                broker-dealer, in turn, will
                                                maintain records of that
                                                investor's beneficial
                                                ownership of preferred shares.

Investment Objective........................... The objective of the Fund is long-term growth of capital
                                                and income, which the Fund
                                                attempts to achieve by
                                                investing at least 80% of its
                                                total assets in common stock
                                                and other debt or equity
                                                securities of foreign and
                                                domestic companies involved to
                                                a substantial extent (e.g., at
                                                least 50% of the assets, gross
                                                income or net profits of a
                                                company is committed to or
                                                derived from) in providing
                                                products, services or
                                                equipment for (i) the
                                                generation or distribution of
                                                electricity, gas and water and
                                                (ii) telecommunications
                                                services or infrastructure
                                                operations, such as airports,
                                                toll roads and municipal
                                                services (collectively, the
                                                "Utility Industry"). The
                                                remaining 20% of the Fund's
                                                assets may be invested in
                                                other securities including
                                                stocks, debt obligations and
                                                money market instruments, as
                                                well as certain derivative
                                                instruments in the utility
                                                industry or other industries.
                                                No assurance can be given that
                                                the Fund will achieve its
                                                investment objective. See
                                                "Investment Objective and
                                                Policies."

Dividends and Distributions.................... Series A Preferred. Dividends
                                                on the Series A Preferred, at
                                                the annual rate of [__]% of
                                                its $25 per share liquidation
                                                preference, are cumulative
                                                from the original issue date
                                                and are payable, when, as and
                                                if declared by the Board of
                                                Trustees of the Fund, out of
                                                funds legally available
                                                therefor, quarterly on [ ], [
                                                ], [ ] and [ ] in each year,
                                                commencing on [__], 2003.

                                                Series B AMPS. The holders of
                                                Series B AMPS are entitled to
                                                receive cash dividends stated
                                                at annual rates of its $25,000
                                                per share liquidation
                                                preference, that will vary
                                                from dividend period to
                                                dividend period. The table
                                                below shows the dividend rate,
                                                the dividend payment date and
                                                the number of days for the
                                                initial dividend period on the
                                                Series B AMPS.


                                                                                Dividend
                                                                 Initial      Payment Date          Number of
                                                                 Dividend      for Initial       Days of Initial
                                                                   Rate      Dividend Period     Dividend Period
                                                                    ----      ---------------     ---------------
                                                Series B            [___]%       [__], 2003             [___]
                                                AMPS.........

                                                For subsequent dividend
                                                periods, the Series B AMPS
                                                will pay dividends based on a
                                                rate set at auctions, normally
                                                held weekly. In most
                                                instances, dividends are
                                                payable weekly, on the first
                                                business day following the end
                                                of the dividend period. If the
                                                day on which dividends
                                                otherwise would be paid is not
                                                a business day, then dividends
                                                will be paid on the first
                                                business day that falls after
                                                the end of the dividend
                                                period. The Fund may, subject
                                                to certain conditions,
                                                designate special dividend
                                                periods of more (or less) than
                                                seven days. The dividend
                                                payment date for any such
                                                special dividend period will
                                                be set out in the notice
                                                designating the special
                                                dividend period. Dividends on
                                                shares of Series B Auction
                                                Market Preferred will be
                                                cumulative from the date such
                                                shares are issued and will be
                                                paid out of legally available
                                                funds.

                                                In no event will the dividend
                                                rate set at auction for the
                                                Series B AMPS exceed the
                                                then-maximum rate. The maximum
                                                applicable rate for any
                                                standard rate period will be
                                                (as set forth in the table
                                                below) the greater of (i) the
                                                applicable percentage of the
                                                reference rate or (ii) the
                                                applicable spread plus the
                                                reference rate. The reference
                                                rate is the applicable LIBOR
                                                Rate (for a dividend period or
                                                a special dividend period of
                                                fewer than 365 days), or the
                                                applicable Treasury Index Rate
                                                (for a special dividend period
                                                of 365 days or more). The
                                                applicable percentage and
                                                applicable spread will be
                                                determined based on the lower
                                                of the credit ratings assigned
                                                to the Series B AMPS by
                                                Moody's and S&P. If Moody's
                                                and S&P or both do not make
                                                such ratings available, the
                                                rate will be determined by
                                                reference to equivalent
                                                ratings issued by a substitute
                                                rating agency.

                                                                        Credit Ratings for Series B AMPS


                                                Moody's Credit             S&P Credit           Percentage of          Applicable
                                                    Rating                   Rating             Reference Rate           Spread
                                                    ------                   ------             --------------           ------
                                                     Aaa                      AAA                    125%               125 bps
                                                  Aa3 to Aa1               AA- to AA+                150%               150 bps
                                                   A3 to A1                 A- to A+                 200%               200 bps
                                                 Baa3 to Baa1               BBB- to                  250%               250 bps
                                                                              BBB+
                                                  Below Baa3               Below BBB-                300%               300 bps

                                                See "Description of the Series
                                                A Preferred and Series B AMPS
                                                -- Dividends on the Series B
                                                AMPS -- Maximum Rate." For
                                                example, calculated as of
                                                December 31, 2002 and March
                                                31, 2003, respectively, the
                                                maximum rate for the Series B
                                                AMPS (assuming a rating of
                                                "Aaa" by Moody's and "AAA" by
                                                S&P) would have been
                                                approximately 2.63% and 2.53%,
                                                for dividend periods of 90
                                                days, and approximately 2.84%
                                                and 2.75% for dividend periods
                                                of two years.* There is no
                                                minimum rate with respect to
                                                any dividend period.

                                                Any designation of a special
                                                dividend period will be
                                                effective only if, among other
                                                things, proper notice has been
                                                given, the auction immediately
                                                preceding the special dividend
                                                period was not a failed
                                                auction and the Fund has
                                                confirmed that it has assets
                                                with an aggregate discounted
                                                value at least equal to the
                                                Basic Maintenance Amount (as
                                                described under "Description
                                                of the Series A Preferred and
                                                Series B Action Rate Preferred
                                                -- Rating Agency Guidelines").
                                                See "Description of the Series
                                                A Preferred and Series B AMPS
                                                -- Dividends on the Series B
                                                AMPS" and "The Auction of
                                                Series B AMPS."

--------

* Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration.


                                                Preferred Share Dividends.
                                                Under current law, all
                                                preferred shares of the Fund
                                                must have the same seniority
                                                as to the payment of
                                                dividends. Accordingly, no
                                                full dividend will be declared
                                                or paid on any series of
                                                preferred shares of the Fund
                                                for any dividend period, or
                                                part thereof, unless full
                                                cumulative dividends due
                                                through the most recent
                                                dividend payment dates
                                                therefor for all series of
                                                outstanding preferred shares
                                                of the Fund are declared and
                                                paid. If full cumulative
                                                dividends due have not been
                                                declared and paid on all
                                                outstanding preferred shares
                                                of the Fund ranking on a
                                                parity with the Series A
                                                Preferred and/or Series B AMPS
                                                as to the payment of
                                                dividends, any dividends being
                                                paid on such preferred shares
                                                (including any outstanding
                                                Series A Preferred and Series
                                                B AMPS) will be paid as nearly
                                                pro rata as possible in
                                                proportion to the respective
                                                amounts of dividends
                                                accumulated but unpaid on each
                                                such series of preferred
                                                shares on the relevant
                                                dividend payment date.

                                                In the event that for any
                                                calendar year the total
                                                distributions on the Fund's
                                                preferred shares exceed the
                                                Fund's ordinary income and net
                                                capital gain allocable to
                                                those shares, the excess
                                                distributions will generally
                                                be treated as a tax-free
                                                return of capital (to the
                                                extent of the shareholder's
                                                tax basis in his or her
                                                shares). The amount treated as
                                                a tax-free return of capital
                                                will reduce a shareholder's
                                                adjusted basis in his or her
                                                preferred shares, thereby
                                                increasing the shareholder's
                                                potential gain or reducing his
                                                or her potential loss on the
                                                sale of the shares.

                                                Common Share Dividends. In
                                                order to allow its holders of
                                                common shares to realize a
                                                predictable, but not assured,
                                                level of cash flow and some
                                                liquidity periodically on
                                                their investment without
                                                having to sell shares, the
                                                Fund has adopted a policy,
                                                which may be modified at any
                                                time by its Board of Trustees,
                                                of paying distributions on its
                                                common shares of $0.06 per
                                                share per month. For the
                                                fiscal year ending December
                                                31, 2002, the Fund made
                                                distributions of $0.72 per
                                                common share, of which $0.25
                                                constituted a return of
                                                capital. The Fund has made
                                                monthly distributions with
                                                respect to its common shares
                                                since October 1999, none of
                                                which has constituted a return
                                                of capital, except for the
                                                fiscal year ending December
                                                31, 2002, as indicated in the
                                                preceding sentence.

Auction Procedures............................  You may buy, sell or hold
                                                Series B AMPS in the auction.
                                                The following is a brief
                                                summary of the auction
                                                procedures, which are
                                                described in more detail
                                                elsewhere in this prospectus
                                                and in the SAI. These auction
                                                procedures are complicated,
                                                and there are exceptions to
                                                these procedures. Many of the
                                                terms in this section have a
                                                special meaning as set forth
                                                in this prospectus or the SAI.

                                                The auctions determine the
                                                dividend rate for the Series B
                                                AMPS, except that no dividend
                                                rate will be higher than the
                                                then-maximum rate. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Dividends on the Series B
                                                AMPS."

                                                If you own shares of Series B
                                                AMPS, you may instruct your
                                                broker-dealer to enter one of
                                                three kinds of order in the
                                                auction with respect to your
                                                shares: sell, bid and hold.

                                                If you enter a sell order, you
                                                indicate that you want to sell
                                                Series B AMPS at $25,000 per
                                                share, no matter what the next
                                                dividend period's rate will
                                                be.

                                                If you enter a bid (or "hold
                                                at a rate") order, which must
                                                specify a dividend rate, you
                                                indicate that you want to sell
                                                Series B AMPS only if the next
                                                dividend period's rate is less
                                                than the rate you specify.

                                                If you enter a hold order you
                                                indicate that you want to
                                                continue to own Series B AMPS,
                                                no matter what the next
                                                dividend period's rate will
                                                be.

                                                You may enter different types
                                                of orders for different
                                                portions of your Series B
                                                AMPS. You may also enter an
                                                order to buy additional Series
                                                B AMPS. All orders must be for
                                                whole shares. All orders you
                                                submit are irrevocable. There
                                                is a fixed number of Series B
                                                AMPS shares, and the dividend
                                                rate likely will vary from
                                                auction to auction depending
                                                on the number of bidders, the
                                                number of shares the bidders
                                                seek to buy, the rating of the
                                                Series B AMPS and general
                                                economic conditions including
                                                current interest rates. If you
                                                own Series B AMPS and submit a
                                                bid order specifying a rate
                                                that is higher than the
                                                then-maximum rate, your bid
                                                order will be treated as a
                                                sell order. If you do not
                                                enter an order, the
                                                broker-dealer will assume that
                                                you want to continue to hold
                                                your Series B AMPS, but if you
                                                fail to submit an order and
                                                the dividend period is longer
                                                than 28 days, the
                                                broker-dealer will treat your
                                                failure to submit an order as
                                                a sell order.

                                                If you do not then own Series
                                                B AMPS, or want to buy more
                                                shares, you may instruct a
                                                broker-dealer to enter a bid
                                                order to buy shares in an
                                                auction at $25,000 per share
                                                at or above the dividend rate
                                                you specify. If you bid for
                                                shares you do not already own
                                                at a rate higher than the
                                                then-maximum rate, your bid
                                                will not be considered.

                                                Broker-dealers will submit
                                                orders from existing and
                                                potential holders of Series B
                                                AMPS to the auction agent.
                                                Neither the Fund nor the
                                                auction agent will be
                                                responsible for a
                                                broker-dealer's failure to
                                                submit orders from existing or
                                                potential holders of Series B
                                                AMPS. A broker-dealer's
                                                failure to submit orders for
                                                Series B AMPS held by it or
                                                its customers will be treated
                                                in the same manner as a
                                                holder's failure to submit an
                                                order to the broker-dealer. A
                                                broker-dealer may submit
                                                orders to the auction agent
                                                for its own account. The Fund
                                                may not submit an order in any
                                                auction.

                                                The auction agent after each
                                                auction for the Series B AMPS
                                                will pay to each
                                                broker-dealer, from funds
                                                provided by the Fund, a
                                                service charge equal to, in
                                                the case of any auction
                                                immediately preceding a
                                                dividend period of less than
                                                one year, the product of (i) a
                                                fraction, the numerator of
                                                which is the number of days in
                                                such dividend period and the
                                                denominator of which is 360,
                                                times (ii) 1/4 of 1%, times
                                                (iii) $25,000, times (iv) the
                                                aggregate number of Series B
                                                AMPS shares placed by such
                                                broker-dealer at such auction
                                                or, in the case of any auction
                                                immediately preceding a
                                                dividend period of one year or
                                                longer, a percentage of the
                                                purchase price of the Series B
                                                AMPS placed by the
                                                broker-dealers at the auction
                                                agreed to by the Fund and the
                                                broker-dealers.

                                                If the number of Series B AMPS
                                                shares subject to bid orders
                                                by potential holders with a
                                                dividend rate equal to or
                                                lower than the then-maximum
                                                rate is at least equal to the
                                                number of Series B AMPS shares
                                                subject to sell orders, then
                                                the dividend rate for the next
                                                dividend period will be the
                                                lowest rate submitted which,
                                                taking into account that rate
                                                and all lower rate bids
                                                submitted from existing and
                                                potential holders, would
                                                result in existing and
                                                potential holders owning all
                                                the Series B AMPS available
                                                for purchase in the auction.

                                                If the number of Series B AMPS
                                                shares subject to bid orders
                                                by potential holders with a
                                                dividend rate equal to or
                                                lower than the then-maximum
                                                rate is less than the number
                                                of Series B AMPS shares
                                                subject to sell orders, then
                                                the auction is considered to
                                                be a failed auction, and the
                                                dividend rate will be the
                                                maximum rate. In that event,
                                                existing holders that have
                                                submitted sell orders (or are
                                                treated as having submitted
                                                sell orders) may not be able
                                                to sell any or all of the
                                                Series B AMPS for which they
                                                submitted sell orders.

                                                The auction agent will not
                                                consider a bid above the
                                                then-maximum rate. The purpose
                                                of the maximum rate is to
                                                place an upper limit on
                                                dividends with respect to the
                                                Series B AMPS and in so doing
                                                to help protect the earnings
                                                available to pay dividends on
                                                the Fund's common shares, and
                                                to serve as the dividend rate
                                                in the event of a failed
                                                auction (that is, an auction
                                                where there are more shares of
                                                Series B AMPS offered for sale
                                                than there are buyers for
                                                those shares).

                                                If broker-dealers submit or
                                                are deemed to submit hold
                                                orders for all outstanding
                                                Series B AMPS, the auction is
                                                considered an "all hold"
                                                auction and the dividend rate
                                                for the next dividend period
                                                will be the "all hold rate,"
                                                which is 90% of the
                                                then-current reference rate.

                                                The auction procedures include
                                                a pro rata allocation of
                                                Series B AMPS shares for
                                                purchase and sale. This
                                                allocation process may result
                                                in an existing holder selling,
                                                or a potential holder buying,
                                                fewer shares than the number
                                                of Series B AMPS shares in its
                                                order. If this happens,
                                                broker-dealers that have
                                                designated themselves as
                                                existing holders or potential
                                                holders in respect of customer
                                                orders will be required to
                                                make appropriate pro rata
                                                allocations among their
                                                respective customers.

                                                Settlement of purchases and
                                                sales will be made through DTC
                                                on the next business day after
                                                the auction date (which also
                                                is a dividend payment date).
                                                Purchasers will pay for their
                                                Series B AMPS through
                                                broker-dealers in same-day
                                                funds to DTC against delivery
                                                to the broker-dealers. DTC
                                                will make payment to the
                                                sellers' broker-dealers in
                                                accordance with its normal
                                                procedures, which require
                                                broker-dealers to make payment
                                                against delivery in same-day
                                                funds. As used in this
                                                prospectus, a business day is
                                                a day on which the NYSE is
                                                open for trading, and which is
                                                not a Saturday, Sunday or any
                                                other day on which banks in
                                                New York City are authorized
                                                or obligated by law to close.

                                                The first auction for Series B
                                                AMPS will be held on [__],
                                                2003, the business day
                                                preceding the dividend payment
                                                date for the initial dividend
                                                period. Thereafter, except
                                                during special dividend
                                                periods, auctions for
                                                Series B AMPS normally will be
                                                held every Tuesday (or the
                                                next preceding business day if
                                                Tuesday is a holiday), and
                                                each subsequent dividend
                                                period for the Series B AMPS
                                                normally will begin on the
                                                following Wednesday.

                                                If an auction is not held
                                                because an unforeseen event or
                                                unforeseen events cause a day
                                                that otherwise would have been
                                                an auction date not to be a
                                                business day, then the length
                                                of the then-current dividend
                                                period will be extended by
                                                seven days (or a multiple
                                                thereof if necessary because
                                                of such unforeseen event or
                                                events), the applicable rate
                                                for such period will be the
                                                applicable rate for the
                                                then-current dividend period
                                                so extended and the dividend
                                                payment date for such dividend
                                                period will be the first
                                                business day immediately
                                                succeeding the end of such
                                                period. See "The Auction of
                                                Series B AMPS."

Tax Treatment of Preferred
Share Dividends................................ The Fund expects that dividends paid on the Series A
                                                Preferred and Series B AMPS
                                                will consist of (i) long-term
                                                capital gain (gain from the
                                                sale of a capital asset held
                                                longer than 12 months), (ii)
                                                qualified dividend income
                                                (income from domestic and
                                                certain foreign corporations),
                                                and (iii) investment company
                                                taxable income (other than
                                                qualified dividend income),
                                                including interest income,
                                                short-term capital gain and
                                                income from certain hedging
                                                and interest rate
                                                transactions. For individuals,
                                                the maximum federal income tax
                                                rate on long-term capital gain
                                                is currently 15%, on qualified
                                                dividend income is 15%, and on
                                                other types of income is 35%.
                                                These tax rates are scheduled
                                                to apply through 2008. We
                                                cannot assure you, however, as
                                                to what percentage of the
                                                dividends paid on the Series A
                                                Preferred or Series B AMPS
                                                will consist of long-term
                                                capital gains and qualified
                                                dividend income, which are
                                                taxed at lower rates for
                                                individuals than ordinary
                                                income. For a more detailed
                                                discussion, see "Taxation."

Rating and Asset
Coverage Requirements.......................... Series A Preferred. Before any
                                                shares can be issued, the
                                                Series A Preferred must
                                                receive a rating of "Aaa" from
                                                Moody's. The Fund's Statement
                                                of Preferences setting forth
                                                the rights and preferences of
                                                the Series A Preferred
                                                contains certain tests that
                                                the Fund must satisfy to
                                                obtain and maintain a rating
                                                of "Aaa" from Moody's on the
                                                Series A Preferred. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Rating Agency Guidelines."

                                                Series B AMPS. Before any
                                                shares can be issued, the
                                                Series B AMPS must receive
                                                both a rating of "Aaa" from
                                                Moody's and a rating of "AAA"
                                                from S&P. As with the Series A
                                                Preferred, the Statement of
                                                Preferences setting forth the
                                                rights and preferences of the
                                                Series B AMPS contains certain
                                                tests that the Fund must
                                                satisfy to obtain and maintain
                                                a rating of "Aaa" from Moody's
                                                and "AAA" from S&P. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Rating Agency Guidelines."

                                                Asset Coverage Requirements.
                                                Under the asset coverage tests
                                                to which each of the Series A
                                                Preferred and/or Series B AMPS
                                                is subject, the Fund is
                                                required to maintain (i)
                                                assets having in the aggregate
                                                a discounted value greater
                                                than or equal to a Basic
                                                Maintenance Amount (as
                                                described under "Description
                                                of the Series A Preferred and
                                                Series B AMPS -- Rating Agency
                                                Guidelines") for each such
                                                series calculated pursuant to
                                                the applicable rating agency
                                                guidelines and (ii) an asset
                                                coverage of at least 200% (or
                                                such higher or lower
                                                percentage as may be required
                                                at the time under the
                                                Investment Company Act of
                                                1940, as amended (the "1940
                                                Act") with respect to all
                                                outstanding preferred shares
                                                of the Fund, including the
                                                Series A Preferred and the
                                                Series B AMPS. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Asset Maintenance
                                                Requirements."

                                                The Fund estimates that if the
                                                shares offered hereby had been
                                                issued and sold as of June 30,
                                                2003, the asset coverage under
                                                the 1940 Act would have been
                                                approximately 281% immediately
                                                following such issuance and
                                                sale and 342% assuming that
                                                the primary subscription of
                                                the Fund's rights offering had
                                                been completed as of that date
                                                (in each case after giving
                                                effect to the deduction of the
                                                underwriting discounts and
                                                estimated offering expenses
                                                for such shares of $1,650,000
                                                and in the case of the Fund's
                                                rights offering, the deduction
                                                of additional estimated
                                                offering expenses of
                                                $500,000). The asset coverage
                                                would have been computed as
                                                follows:

                                                value of Fund assets less
                                                liabilities not constituting
                                                senior securities
                                                ($154,602,405) / senior
                                                securities representing
                                                indebtedness plus liquidation
                                                preference of both classes of
                                                preferred shares
                                                ($55,000,000), expressed as a
                                                percentage = 281%.

                                                value of Fund assets less
                                                liabilities not constituting
                                                senior securities (including
                                                assets attributable to the
                                                rights offering)
                                                ($187,877,249) / senior
                                                securities representing
                                                indebtedness plus liquidation
                                                preference of both classes of
                                                preferred shares
                                                ($55,000,000), expressed as a
                                                percentage = 342%.

                                                The Statement of Preferences
                                                for each of the Series A
                                                Preferred and the Series B
                                                AMPS, which contain the
                                                technical provisions of the
                                                various components of the
                                                asset coverage tests, will be
                                                filed as exhibits to this
                                                registration statement and may
                                                be obtained through the web
                                                site of the SEC
                                                (http://www.sec.gov).

Mandatory Redemption........................... The Series A Preferred and the
                                                Series B AMPS may be subject
                                                to mandatory redemption by the
                                                Fund to the extent the Fund
                                                fails to maintain the asset
                                                coverage requirements in
                                                accordance with the rating
                                                agency guidelines or the 1940
                                                Act described above and does
                                                not cure such failure by the
                                                applicable cure date. If the
                                                Fund redeems preferred shares
                                                mandatorily, it may, but is
                                                not required to, redeem a
                                                sufficient number of such
                                                shares so that after the
                                                redemption the Fund exceeds
                                                the asset coverage required by
                                                the guidelines of each of the
                                                applicable rating agencies and
                                                the 1940 Act by 10%.

                                                With respect to the Series A
                                                Preferred, any such redemption
                                                will be made for cash at a
                                                redemption price equal to $25
                                                per share, plus an amount
                                                equal to accumulated and
                                                unpaid dividends (whether or
                                                not earned or declared) to the
                                                redemption date.

                                                With respect to the Series B
                                                AMPS, any such redemption will
                                                be made for cash at a
                                                redemption price equal to
                                                $25,000 per share, plus an
                                                amount equal to accumulated
                                                but unpaid dividends (whether
                                                or not earned or declared) to
                                                the redemption date, plus, in
                                                the case of Series B AMPS
                                                having a dividend period of
                                                more than one year, any
                                                applicable redemption premium
                                                determined by the Board of
                                                Trustees. See "Description of
                                                the Series A Preferred and
                                                Series B AMPS -- Redemption."

                                                In the event of a mandatory
                                                redemption, such redemption
                                                will be made from the Series A
                                                Preferred, the Series B AMPS
                                                or other preferred shares of
                                                the Fund in such proportions
                                                as the Fund may determine,
                                                subject to the limitations of
                                                the 1940 Act and Delaware law.

Optional Redemption............................ Subject to the limitations of the 1940 Act and Delaware law,
                                                the Fund may, at its option,
                                                redeem the Series A Preferred
                                                and/or the Series B AMPS as
                                                follows:

                                                Series A Preferred. Commencing
                                                [__], and at any time
                                                thereafter, the Fund at its
                                                option may redeem the Series A
                                                Preferred, in whole or in
                                                part, for cash at a redemption
                                                price per share equal to $25,
                                                plus an amount equal to
                                                accumulated and unpaid
                                                dividends (whether or not
                                                earned or declared) to the
                                                redemption date. If fewer than
                                                all of the shares of the
                                                Series A Preferred are to be
                                                redeemed, such redemption will
                                                be made pro rata in accordance
                                                with the number of such shares
                                                held. Prior to [__], the
                                                Series A Preferred will be
                                                subject to optional redemption
                                                by the Fund at the redemption
                                                price only to the extent
                                                necessary for the Fund to
                                                continue to qualify for tax
                                                treatment as a regulated
                                                investment company. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Redemption -- Optional
                                                Redemption of the Series A
                                                Preferred."

                                                Series B AMPS. The Fund at its
                                                option generally may redeem
                                                Series B AMPS, in whole or in
                                                part, at any time other than
                                                during a non-call period. The
                                                Fund may declare a non-call
                                                period during a dividend
                                                period of more than seven
                                                days. If fewer than all of the
                                                shares of the Series B AMPS
                                                are to be redeemed, such
                                                redemption will be made pro
                                                rata in accordance with the
                                                number of such shares held.
                                                See "Description of the Series
                                                A Preferred and Series B AMPS
                                                -- Redemption -- Optional
                                                Redemption of the Series B
                                                AMPS."

                                                The redemption price per
                                                Series B AMPS share will equal
                                                $25,000, plus an amount equal
                                                to any accumulated but unpaid
                                                dividends thereon (whether or
                                                not earned or declared) to the
                                                redemption date, plus, in the
                                                case of Series B AMPS having a
                                                dividend period of more than
                                                one year, any redemption
                                                premium applicable during such
                                                dividend period. See
                                                "Description of the Series A
                                                Preferred and Series B AMPS --
                                                Redemption -- Optional
                                                Redemption of the Series B
                                                AMPS."

Voting Rights.................................. At all times, holders of the
                                                Fund's preferred shares
                                                outstanding (including the
                                                Series A Preferred and/or
                                                Series B AMPS), voting as a
                                                single class, will be entitled
                                                to elect two members of the
                                                Fund's Board of Trustees, and
                                                holders of the preferred
                                                shares and common shares,
                                                voting as a single class, will
                                                elect the remaining trustees.
                                                However, upon a failure by the
                                                Fund to pay dividends on any
                                                of its preferred shares in an
                                                amount equal to two full
                                                years' dividends, holders of
                                                the preferred shares, voting
                                                as a single class, will have
                                                the right to elect additional
                                                trustees that would then
                                                constitute a simple majority
                                                of the trustees until all
                                                cumulative dividends on all
                                                preferred shares have been
                                                paid or provided for. Holders
                                                of outstanding Series A
                                                Preferred, Series B AMPS and
                                                any other preferred shares
                                                will vote separately as a
                                                class on certain other matters
                                                as required under the
                                                applicable Statement of
                                                Preferences, the 1940 Act and
                                                Delaware law. Except as
                                                otherwise indicated in this
                                                prospectus and as otherwise
                                                required by applicable law,
                                                holders of Series A Preferred
                                                and/or Series B AMPS will be
                                                entitled to one vote per share
                                                on each matter submitted to a
                                                vote of shareholders and will
                                                vote together with holders of
                                                common shares and any other
                                                preferred shares as a single
                                                class. See "Description of the
                                                Series A Preferred and Series
                                                B AMPS -- Voting Rights."

Liquidation Preference......................... The liquidation preference of each share of Series A
                                                Preferred is $25. The
                                                liquidation preference of the
                                                Series B AMPS is $25,000 per
                                                share. Upon liquidation,
                                                preferred shareholders will be
                                                entitled to receive the
                                                liquidation preference with
                                                respect to their preferred
                                                shares plus an amount equal to
                                                accumulated but unpaid
                                                dividends with respect to such
                                                shares (whether or not earned
                                                or declared) to the date of
                                                distribution. See "Description
                                                of the Series A Preferred and
                                                Series B AMPS-- Liquidation
                                                Rights."

Use of Proceeds................................ The Fund will use the net proceeds from the offering to
                                                purchase additional portfolio
                                                securities in accordance with
                                                its investment objective and
                                                policies. See "Use of
                                                Proceeds."

Listing of the Series A
Preferred...................................... Prior to this offering, there has been no public market for
                                                the Series A Preferred.
                                                Following its issuance (if
                                                issued), the Series A
                                                Preferred is expected to be
                                                listed on the NYSE. However,
                                                during an initial period which
                                                is not expected to exceed 30
                                                days after the date of its
                                                initial issuance, the Series A
                                                Preferred will not be listed
                                                on any securities exchange
                                                and, consequently may be
                                                illiquid during that period.

Limitation on Secondary
Market Trading of the
Series B AMPS.................................. The Series B AMPS will not be listed on an exchange.
                                                Broker-dealers may, but are
                                                not obliged to, maintain a
                                                secondary trading market in
                                                Series B AMPS outside of
                                                auctions. There can be no
                                                assurance that a secondary
                                                market will provide owners
                                                with liquidity. You may
                                                transfer Series B AMPS outside
                                                of auctions only to or through
                                                a broker-dealer that has
                                                entered into an agreement with
                                                the auction agent and the
                                                Fund, or other persons as the
                                                Fund permits.

Special Characteristics
and Risks...................................... Risk is inherent in all investing. Therefore, before
                                                investing in Series A
                                                Preferred or Series B AMPS you
                                                should consider the risks
                                                carefully.

                                                Series A Preferred. Primary
                                                risks specially associated
                                                with an investment in the
                                                Series A Preferred include:

                                                The market price for the
                                                Series A Preferred will be
                                                influenced by changes in
                                                interest rates, the perceived
                                                credit quality of the Series A
                                                Preferred and other factors.

                                                During an initial period which
                                                is not expected to exceed 30
                                                days after the date of its
                                                issuance, the Series A
                                                Preferred will not be listed
                                                on any securities exchange.
                                                During such period, the
                                                underwriters intend to make a
                                                market in the Series A
                                                Preferred, however, they have
                                                no obligation to do so.
                                                Consequently, the Series A
                                                Preferred may be illiquid
                                                during such period. No
                                                assurances can be provided
                                                that listing on any securities
                                                exchange or market making by
                                                the underwriters will result
                                                in the market for Series A
                                                Preferred being liquid at any
                                                time.

                                                Series B AMPS. Primary risks
                                                specially associated with an
                                                investment in Series B AMPS
                                                include:

                                                If an auction fails, you may
                                                not be able to sell some or
                                                all of your Series B AMPS. The
                                                Fund is not obliged to redeem
                                                your Series B AMPS if an
                                                auction fails. The
                                                underwriters are not required
                                                to make a market in the Series
                                                B AMPS. No broker-dealer is
                                                obligated to maintain a
                                                secondary market for the
                                                Series B AMPS apart from the
                                                auctions.

                                                You may receive less than the
                                                price you paid for your Series
                                                B AMPS if you sell them
                                                outside of the auction,
                                                especially when market
                                                interest rates are rising.

                                                Both the Series A Preferred
                                                and Series B AMPS. An
                                                investment in either the
                                                Series A Preferred or Series B
                                                AMPS also includes the
                                                following primary risks:

                                                You will have no right to
                                                require the Fund to repurchase
                                                or redeem your shares of
                                                Series A Preferred or Series B
                                                AMPS at any time.

                                                A rating agency could
                                                downgrade or withdraw the
                                                rating assigned to the Series
                                                A Preferred and/or Series B
                                                AMPS, which would likely have
                                                an adverse effect on the
                                                liquidity and market value of
                                                such preferred shares. The
                                                present credit rating does not
                                                eliminate or mitigate the
                                                risks of investing in these
                                                preferred shares.

                                                In general, the Fund may
                                                redeem your Series B AMPS at
                                                any time and may redeem your
                                                Series A Preferred at any time
                                                after [__], and may at any
                                                time redeem shares of either
                                                or both series to meet
                                                regulatory or rating agency
                                                requirements.

                                                The Fund may not meet the
                                                asset coverage requirements or
                                                earn sufficient income from
                                                its investments to pay
                                                dividends on the Series A
                                                Preferred and/or Series B
                                                AMPS.

                                                The Series A Preferred and/or
                                                Series B AMPS are not
                                                obligations of the Fund.
                                                Although unlikely, precipitous
                                                declines in the value of the
                                                Fund's assets could result in
                                                the Fund having insufficient
                                                assets to redeem all of the
                                                Series A Preferred and/or
                                                Series B AMPS for the full
                                                redemption price plus
                                                accumulated dividends.

                                                The value of the Fund's
                                                investment portfolio may
                                                decline, reducing the asset
                                                coverage for the Series A
                                                Preferred and/or Series B
                                                AMPS. Further, if an issuer of
                                                a common stock in which the
                                                Fund invests experiences
                                                financial difficulties or if
                                                an issuer's preferred stock or
                                                debt security is downgraded or
                                                defaults or if an issuer in
                                                which the Fund invests is
                                                affected by other adverse
                                                market factors, there may be a
                                                negative impact on the income
                                                and/or asset value of the
                                                Fund's investment portfolio.

                                                As a non-diversified
                                                investment company under the
                                                1940 Act, the Fund is not
                                                limited in the proportion of
                                                its assets that may be
                                                invested in securities of a
                                                single issuer, and
                                                accordingly, an investment in
                                                the Fund may, under certain
                                                circumstances, present greater
                                                risk to an investor than an
                                                investment in a diversified
                                                company. See "Risk Factors and
                                                Special Considerations --
                                                Non-Diversified Status."

                                                Under normal market
                                                conditions, the Fund invests
                                                at least 80% of its assets in
                                                foreign and domestic companies
                                                in the Utility Industry (as
                                                described under "Investment
                                                Objective and Policies") and,
                                                as a result, the net asset
                                                value of the Fund will be more
                                                susceptible to factors
                                                affecting those particular
                                                types of companies, including
                                                government regulation,
                                                inflation, cost increases in
                                                fuel and other operating
                                                expenses, technological
                                                innovations that may render
                                                existing products and
                                                equipment obsolete, and
                                                increasing interest rates
                                                resulting in high interest
                                                costs on borrowings needed for
                                                capital construction programs,
                                                including costs associated
                                                with compliance with
                                                environmental and other
                                                regulations. See "Risk Factors
                                                and Special Considerations --
                                                Industry Risks."

                                                There is no limitation on the
                                                amount of foreign securities
                                                in which the Fund may invest.
                                                Investing in securities of
                                                foreign companies (or foreign
                                                governments), which are
                                                generally denominated in
                                                foreign currencies, may
                                                involve certain risks and
                                                opportunities not typically
                                                associated with investing in
                                                domestic companies and could
                                                cause the Fund to be affected
                                                favorably or unfavorably by
                                                changes in currency exchange
                                                rates and revaluation of
                                                currencies. See "Risk Factors
                                                and Special Considerations --
                                                Foreign Securities."

                                                The Investment Adviser (as
                                                hereinafter defined) is
                                                dependent upon the expertise
                                                of Mr. Mario J. Gabelli in
                                                providing advisory services
                                                with respect to the Fund's
                                                investments. If the Investment
                                                Adviser were to lose the
                                                services of Mr. Gabelli, its
                                                ability to service the Fund
                                                could be adversely affected.
                                                There can be no assurance that
                                                a suitable replacement could
                                                be found for Mr. Gabelli in
                                                the event of his death,
                                                resignation, retirement or
                                                inability to act on behalf of
                                                the Investment Adviser. See
                                                "Risk Factors and Special
                                                Considerations -- Dependence
                                                on Key Personnel."

                                                The Fund has qualified, and
                                                intends to remain qualified,
                                                for federal income tax
                                                purposes as a regulated
                                                investment company.
                                                Qualification requires, among
                                                other things, compliance by
                                                the Fund with certain
                                                distribution requirements.
                                                Statutory limitations on
                                                distributions on the common
                                                shares if the Fund fails to
                                                satisfy the 1940 Act's asset
                                                coverage requirements could
                                                jeopardize the Fund's ability
                                                to meet such distribution
                                                requirements. The Fund
                                                presently intends, however, to
                                                purchase or redeem preferred
                                                shares to the extent necessary
                                                in order to maintain
                                                compliance with such asset
                                                coverage requirements. See
                                                "Taxation" for a more complete
                                                discussion of these and other
                                                federal income tax
                                                considerations.


Management and Fees............................ Gabelli Funds, LLC serves as the Fund's investment adviser
                                                and is compensated for its
                                                services and its related
                                                expenses at an annual rate of
                                                1.00% of the Fund's average
                                                weekly net assets. The
                                                Investment Adviser is
                                                responsible for administration
                                                of the Fund and currently
                                                utilizes and pays the fees of
                                                a third party
                                                sub-administrator.
                                                Notwithstanding the foregoing,
                                                the Investment Adviser has
                                                voluntarily agreed to waive
                                                the portion of its investment
                                                advisory fee attributable to
                                                an amount of assets of the
                                                Fund equal to the aggregate
                                                stated value of the Fund's
                                                outstanding Series A Preferred
                                                or Series B AMPS, as the case
                                                may be, for any calendar year
                                                in which the net asset value
                                                total return of the Fund
                                                allocable to the common
                                                shares, including
                                                distributions and the advisory
                                                fee subject to potential
                                                waiver, is less than (i) in
                                                the case of the Series A
                                                Preferred, the stated annual
                                                dividend rate of such series
                                                and (ii) in the case of the
                                                Series B AMPS, the net cost of
                                                capital to the Fund with
                                                respect to the Series B AMPS
                                                for such year expressed as a
                                                percentage (including, without
                                                duplication, dividends paid by
                                                the Fund on the Series B AMPS
                                                and the net cost to the Fund
                                                of any associated swap or cap
                                                transaction if the Fund hedges
                                                its Series B AMPS dividend
                                                obligations). This waiver will
                                                apply to the portion of the
                                                Fund's assets attributable to
                                                the Series A Preferred and
                                                Series B AMPS, respectively,
                                                for so long as any shares of
                                                such series remain
                                                outstanding. See "Management
                                                of the Fund."

Repurchase of Common
Shares and Anti-takeover
Provisions..................................... The Fund's Board of Trustees
                                                has authorized the Fund to
                                                repurchase its common shares
                                                in the open market when the
                                                common shares are trading at a
                                                discount of 10% or more from
                                                net asset value. Such
                                                repurchases are subject to the
                                                Fund maintaining asset
                                                coverage on its preferred
                                                shares and to certain notice
                                                and other requirements under
                                                the 1940 Act. See "Description
                                                of Capital Shares and Other
                                                Securities -- Common Shares."

                                                Certain provisions of the
                                                Fund's Agreement and
                                                Declaration of Trust and
                                                By-Laws (collectively, the
                                                "Governing Documents") may be
                                                regarded as "anti-takeover"
                                                provisions. Pursuant to these
                                                provisions, only one of three
                                                classes of trustees is elected
                                                each year, and the affirmative
                                                vote of the holders of 75% of
                                                the outstanding shares of the
                                                Fund and the vote of a
                                                majority (as defined in the
                                                1940 Act) of the holders of
                                                preferred shares, voting as a
                                                single class, are necessary to
                                                authorize the conversion of
                                                the Fund from a closed-end to
                                                an open-end investment
                                                company. The overall effect of
                                                these provisions is to render
                                                more difficult the
                                                accomplishment of a merger
                                                with, or the assumption of
                                                control by, a principal
                                                shareholder. These provisions
                                                may have the effect of
                                                depriving Fund shareholders of
                                                an opportunity to sell their
                                                shares at a premium to the
                                                prevailing market price. See
                                                "Anti-takeover Provisions of
                                                the Fund's Governing
                                                Documents."

Custodian, Transfer Agent,
Auction Agent and
Dividend Disbursing Agent...................... State Street Bank and Trust
                                                Company (the "Custodian"),
                                                located at 150 Royall Street,
                                                Canton, MA 02021, serves as
                                                the custodian of the Fund's
                                                assets pursuant to a custody
                                                agreement. Under the custody
                                                agreement, the Custodian holds
                                                the Fund's assets in
                                                compliance with the 1940 Act.
                                                For its services, the
                                                Custodian will receive a
                                                monthly fee based upon, among
                                                other things, the average
                                                value of the total assets of
                                                the Fund, plus certain charges
                                                for securities transactions.

                                                EquiServe Trust Company, N.A.,
                                                located at P.O. Box 43025,
                                                Providence, RI 02940-3025,
                                                serves as the Fund's dividend
                                                disbursing agent, as agent
                                                under the Fund's automatic
                                                dividend reinvestment and
                                                voluntary cash purchase plan,
                                                and as transfer agent and
                                                registrar with respect to the
                                                common shares of the Fund.

                                                Series A Preferred. EquiServe
                                                will also serve as the
                                                transfer agent, registrar,
                                                dividend paying agent and
                                                redemption agent with respect
                                                to the Series A Preferred.

                                                Series B AMPS. The Bank of New
                                                York will serve as the auction
                                                agent, transfer agent,
                                                registrar, dividend paying
                                                agent and redemption agent
                                                with respect to the Series B
                                                AMPS.

Interest Rate Transactions....................  The Fund may enter into interest rate swap or cap
                                                transactions in relation to
                                                all or a portion of the Series
                                                B AMPS in order to manage the
                                                impact on its portfolio of
                                                changes on the dividend rate
                                                of the Series B AMPS. Through
                                                these transactions the Fund
                                                may, for example, obtain the
                                                equivalent of a fixed rate for
                                                the Series B AMPS that is
                                                lower than the Fund would have
                                                to pay if it issued fixed rate
                                                preferred shares. The use of
                                                interest rate swaps and caps
                                                is a highly specialized
                                                activity that involves
                                                investment techniques and
                                                risks different from those
                                                associated with ordinary
                                                portfolio security
                                                transactions.

                                                In an interest rate swap, the
                                                Fund would agree to pay to the
                                                other party to the interest
                                                rate swap (which is known as
                                                the "counterparty")
                                                periodically a fixed rate
                                                payment in exchange for the
                                                counterparty agreeing to pay
                                                to the Fund periodically a
                                                variable rate payment that is
                                                intended to approximate the
                                                Fund's variable rate payment
                                                obligation on the Series B
                                                AMPS. In an interest rate cap,
                                                the Fund would pay a premium
                                                to the counterparty to the
                                                interest rate cap and, to the
                                                extent that a specified
                                                variable rate index exceeds a
                                                predetermined fixed rate, the
                                                Fund would receive from the
                                                counterparty payments of the
                                                difference based on the
                                                notional amount of such cap.
                                                Interest rate swap and cap
                                                transactions introduce
                                                additional risk because the
                                                Fund would remain obligated to
                                                pay preferred share dividends
                                                when due in accordance with
                                                the Statement of Preferences
                                                even if the counterparty
                                                defaulted. Depending on the
                                                general state of short-term
                                                interest rates and the returns
                                                on the Fund's portfolio
                                                securities at that point in
                                                time, such a default could
                                                negatively affect the Fund's
                                                ability to make dividend
                                                payments on the Series B AMPS.
                                                In addition, at the time an
                                                interest rate swap or cap
                                                transaction reaches its
                                                scheduled termination date,
                                                there is a risk that the Fund
                                                will not be able to obtain a
                                                replacement transaction or
                                                that the terms of the
                                                replacement will not be as
                                                favorable as on the expiring
                                                transaction. If this occurs,
                                                it could have a negative
                                                impact on the Fund's ability
                                                to make dividend payments on
                                                the Series B AMPS.

                                                A sudden and dramatic decline
                                                in interest rates may result
                                                in a significant decline in
                                                the asset coverage. If the
                                                Fund fails to maintain the
                                                required asset coverage on its
                                                outstanding preferred shares
                                                or fails to comply with other
                                                covenants, the Fund may, at
                                                its option (and in certain
                                                circumstances mandatorily)
                                                consistent with its Governing
                                                Documents and the requirements
                                                of the 1940 Act, redeem some
                                                or all of its preferred shares
                                                (including the Series A
                                                Preferred or the Series B
                                                AMPS). Such redemption likely
                                                would result in the Fund
                                                seeking to terminate early all
                                                or a portion of any swap or
                                                cap transaction. Early
                                                termination of a swap could
                                                require the Fund to make a
                                                termination payment to the
                                                counterparty.

                                                The Fund intends to segregate
                                                cash or liquid securities
                                                having a value at least equal
                                                to the value of the Fund's net
                                                payment obligations under any
                                                swap transaction, marked to
                                                market daily. The Fund does
                                                not presently intend to enter
                                                into interest rate swap or cap
                                                transactions relating to the
                                                Series B AMPS in a notional
                                                amount in excess of the
                                                outstanding amount of the
                                                Series B AMPS. The Fund will
                                                monitor any such swap with a
                                                view to ensuring that the Fund
                                                remains in compliance with all
                                                applicable regulatory
                                                investment policy and tax
                                                requirements. See "How the
                                                Fund Manages Risk -- Interest
                                                Rate Transactions."

                             FINANCIAL HIGHLIGHTS


           The table below sets forth selected financial data for a common share outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2002, December 31, 2001, December 31, 2000 and the period ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.


Selected data for a Fund common share
outstanding throughout each period:                   Six Months Ended     Year Ended     Year Ended    Year Ended    Period Ended
                                                        June 30, 2003     December 31,   December 31,   December 31,  December 31,
                                                         (Unaudited)          2002           2001          2000         1999(a)
                                                      -----------------   -------------  ------------   -----------   ------------
Operating performance:
   Net asset value, beginning of period...............       $     6.27        $   7.32      $   8.21     $    7.62      $    7.50
   Net investment income..............................             0.05            0.11       0.12(e)          0.15           0.08
   Net realized and unrealized gain (loss) on
investments...........................................             0.67          (0.62)       (0.32)(e)        1.44           0.19
   Total from investment operations...................             0.72          (0.20)        (0.20)          1.59           0.27

Change in net asset value from transactions in
   shares of beneficial interest:
   Increase in net asset value from shares issued in
     rightsoffering  .................................               --            0.15            --            --             --
   Increase in net asset value from Trust share
transactions..........................................               --            0.03          0.01            --             --

Distributions to shareholders:
   Net investment income..............................           (0.05)          (0.11)        (0.21)        (0.06)         (0.08)
   Net realized gain on investments...................               --          (0.36)        (0.49)        (0.94)         (0.07)
   Return of capital..................................          ( 0.31)          (0.25)            --            --             --
   Total distributions................................           (0.36)          (0.72)        (0.70)        (1.00)         (0.15)
   Net asset value, end of period.....................       $     6.63        $   6.27     $    7.32     $    8.21      $    7.62
   Net asset value total return+......................           10.29%         (6.79)%       (3.15)%        22.01%          3.62%
   Market value, end of period........................       $     9.61        $   8.72     $    9.33     $    8.75      $    7.63
   Total investment return++..........................           14.95%           1.70%        15.82%        29.95%          3.70%

Ratios to average net assets and supplemental
data:
   Net assets, end of period (in 000's)...............         $101,252         $95,111       $82,197       $90,669        $83,330
   Ratio of net investment income to average net
assets(c).............................................          1.72%(b)          1.65%         1.57%         1.88%         2.27%(b)
   Ratio of operating expenses to average net
assets(c)(d)..........................................          1.93%(b)          1.93%         2.00%         1.95%         1.85%(b)
   Portfolio turnover rate............................               3%             29%           41%           92%            37%

  + Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the periods of less than one year is not annualized.
 ++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to the rights offering, assuming full subscription by shareholder. Total return for the periods of less than one year is not annualized.
(a) The Gabelli Utility Trust commenced operations on July 9, 1999. (b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2003 and the year ended December 31, 2002, 2001, and 2000, the expense ratios would be 1.93%, 1.93%, 2.00% and 1.93% , respectively.
(e) 2001's Net investment income per share and Net realized and unrealized gain (loss) on investments were originally presented in the Financial Highlights without regard to character of distributions paid during the year. Amounts as previously reported of $ 0.61 and $(0.81), respectively, have been revised to reflect reclassification of amounts based on the character of 2001 distributions.


                                USE OF PROCEEDS

                The net proceeds of the offering are estimated at approximately $[__], after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies, as appropriate investment opportunities are identified. Investment of the proceeds will not take more than six months.


                                   THE FUND

                The Fund, formed in Delaware on February 25, 1999, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common shares are traded on the NYSE under the symbol "GUT." The Fund had no operations prior to July 9, 1999, other than the sale of 7,579,739 common shares to The Gabelli Equity Trust Inc. in exchange for approximately $75 million of cash and short-term fixed income instruments.

                                CAPITALIZATION

                The following table sets forth the unaudited capitalization of the Fund as of June 30, 2003, and its adjusted capitalization assuming (i) the Series A Preferred and/or Series B AMPS offered in this prospectus had been issued and (ii) such shares had been issued and the Fund's rights offering had been completed. We cannot assure you as to when, or if, the rights offering will be completed.


                                                                            As of June 30, 2003
                                                                                                                As Adjusted
                                                                                                                 Assuming
                                                                      Actual              As adjusted         Rights Offering
                                                                                          (Unaudited)
Preferred shares, $0.001 par value, unlimited shares authorized.

      (The "Actual" column reflects the Fund's outstanding
      capitalization as of June 30, 2003; the "As Adjusted"
      column assumes the issuance of an additional 1,200,000
      shares of Series A Preferred and 1,000 shares of Series
      B AMPS, $25 and $25,000 liquidation preference,
      respectively); the "As Adjusted Assuming Rights Offering"
      column assumes the issuance of such shares and that the
      rights offering is fully subscribed at its completion......               $0.00          $55,000,000            $55,000,000
                                                                  -------------------     ----------------    -------------------
Shareholders' equity applicable to common shares:
Common shares, $.001 par value per share;
15,282,735 shares outstanding....................................             $15,283              $15,283                $20,377
                        Paid-in surplus*                                   99,159,823           97,509,823            130,779,573
Accumulated net realized loss from investment
transactions.....................................................         (1,055,344)          (1,055,344)            (1,055,344)
Net unrealized appreciation......................................           3,132,643            3,132,643              3,132,643
                                                                  -------------------     ----------------    -------------------
Net assets applicable to common shares...........................        $101,252,405          $99,602,405           $132,877,249
                                                                  -------------------     ----------------    -------------------
Net assets, plus the liquidation preference of                           $101,252,405         $154,602,405           $187,877,249
preferred shares
                                                                  ===================     ================    ===================

* As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering cost of the Series A Preferred and/or Series B AMPS issuance of $1,650,000. As Adjusted Assuming Rights Offering paid-in surplus reflects a reduction for estimated rights offering expenses of $500,000.

      As used in this prospectus, unless otherwise noted, the Fund's "managed assets" include the aggregate net asset value of the common shares plus assets attributable to outstanding preferred shares, with no deduction for the liquidation preference of such preferred shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred shares from "managed assets," so long as the preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred shares will be treated as stock (rather than as indebtedness).



                       INVESTMENT OBJECTIVE AND POLICIES

           The Fund's investment objective is long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

Investment Methodology of the Fund

           In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

           o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

           o      the potential for capital appreciation of the securities;

           o      the interest or dividend income generated by the securities;

           o the prices of the securities relative to other comparable securities;

           o whether the securities are entitled to the benefits of call protection or other protective covenants;

           o the existence of any anti-dilution protections or guarantees of the security; and

           o the diversification of the portfolio of the Fund as to issuers.

           The Investment Adviser's investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

           Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

           In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

           Temporary Defensive Investments. Although under normal market conditions at least 80% of the Fund's assets will consist of common stock and other debt or equity securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

           Lower Rated Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than "BBB" by S&P or lower than "Baa" by Moody's are referred to in the financial press as "junk bonds."

           Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

           In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

           Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

           As part of its investments in lower rated securities, the Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

           In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

           Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

           Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

           The market for certain lower rated and comparable unrated securities several years ago experienced a major economic recession. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

           Options. The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in this prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over- the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.

           A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

           If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

           The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

           An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

           In addition to options on individual securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

           Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

           Price movements in the portfolio of the Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The staff of the SEC considers over-the-counter options such as options on indices illiquid securities.

           Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

           Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Trustees, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

           Under CFTC regulations, the Investment Adviser on behalf of the Fund may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums. Other than for bona fide hedging purposes, the Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its total assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets.

           Forward Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

           When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

           Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

           Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

           The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

           When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

           The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian, State Street Bank and Trust Company ("State Street"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

           To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

           Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

           Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares (such as the Series A Preferred or Series B AMPS) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. Any such debt or preferred shares may be convertible in accordance with SEC staff guidelines which may permit each fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common shares of changes in net asset value. For example, if the Fund were to use 33% leverage, it would show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common shares. These two risks would generally make the Fund's total return to holders of common shares more volatile were it to use leverage.

           So long as the Fund uses leverage it may be required to sell investments in order to meet dividend or interest payments on the debt or preferred shares when it may be disadvantageous to do so. In addition, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation." Finally, if the asset coverage for preferred shares or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred shares or repay the debt when it may be disadvantageous to do so.

Portfolio Turnover

           The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

           Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

           The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were 29%, 41% and 92%, respectively.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

           Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Shares

           General. There are a number of risks associated with an investment in the Series A Preferred or Series B AMPS. The market value for the Series A Preferred and/or Series B AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred or Series B AMPS and other factors. The Series A Preferred and/or Series B AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series A Preferred or Series B AMPS. Subject to such circumstances, the Series A Preferred and/or Series B AMPS are perpetual.

           The credit rating on the Series A Preferred or Series B AMPS could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred or Series B AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred or Series B AMPS.

           The Series A Preferred and the Series B AMPS are not obligations of the Fund. The Series A Preferred and/or Series B AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred and/or Series B AMPS for the full redemption price. In addition, the fund has adopted a policy of distributing $0.06 per share per month to common shareholders. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series A Preferred and Series B AMPS. The Fund has made monthly distributions with respect to its common shares since October 1999, none of which have constituted a return of capital, except for the fiscal year ended December 31, 2002, when $0.25 of the monthly distributions for the year constituted a return of capital.

           Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred shares. It is currently anticipated that, taking into account the Series A Preferred and/or Series B AMPS being offered in this prospectus, the amount of leverage will represent approximately 35.6% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the Series A Preferred and/or Series B AMPS's asset coverage.

           Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's managed assets, which equal the aggregate net asset value of the common shares plus assets attributable to outstanding preferred shares, with no deduction for the liquidation preference of such preferred shares (rather than only on the basis of net assets attributable to the common shares), the fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage. However, the Investment Adviser has agreed not to accept an incremental fee unless the Fund's total return at least equals the dividend rate on each series of the preferred shares.

           Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares (including the Series A Preferred and/or Series B AMPS) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

           Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" to the Series A Preferred and/or Series B AMPS and that S&P assigns a rating of "AAA" to the Series B AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in Series A Preferred or Series B AMPS. The credit rating on the Series A Preferred or Series B AMPS could be reduced or withdrawn while an investor holds shares, which would likely have an adverse effect on the market value of the Series A Preferred or Series B AMPS. A reduction or withdrawal of the credit ratings on the Series B AMPS may also make your Series B AMPS shares less liquid at an auction or in the secondary market.

           In addition, if a rating agency rating the Series B AMPS at the Fund's request downgrades the Series B AMPS, the maximum rate on the Series B AMPS will increase. See "Description of the Series A Preferred and Series B AMPS -- Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet. In addition, should the rating on the Fund's preferred shares be lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares.

Special Risks of the Series A Preferred

           Illiquidity Prior to Exchange Listing. Prior to the offering, there has been no public market for the Series A Preferred. In the event the Series A Preferred are issued, prior application will have been made to list the Series A Preferred on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred, though, they have no obligation to do so. Consequently, an investment in the Series A Preferred may be illiquid during such period.

Special Risks of the Series B AMPS

           Interest Rate Risk. In connection with the sale of the Series B AMPS, the Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series B AMPS or obtain the equivalent of a fixed rate for the Series B AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See "How the Fund Manages Risk -- Interest Rate Transactions."

           Auction Risk. You may not be able to sell your Series B AMPS at an auction if the auction fails, i.e., if there is more Series B AMPS offered for sale than there are buyers for those shares. Also, if you place orders (place a hold order) at an auction to retain Series B AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your Series B AMPS. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series B AMPS, which could also affect the liquidity of your investment. See "Description of the Series A Preferred and Series B AMPS" and "The Auction of Series B AMPS."

           Secondary Market Risk. If you try to sell your Series B AMPS between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Series B AMPS are not required to maintain this market, and the Fund is not required to redeem Series B AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series B AMPS is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series B AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Industry Risks

           Under normal market conditions, the Fund will invest 80% or more of its assets in foreign and domestic companies involved in the Utility Industry and, as a result, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.

           Sector Risk. The Fund concentrates its investments in the utilities industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by utility companies may change in response to interest rate changes. Generally, when interest rates go up, the value of securities issued by utility companies goes down. Conversely, when interest rates go down, the value of securities issued by utility companies goes up. There is no guarantee that this relationship will hold in the future.

           Government Regulation. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief.

           Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

           Deregulation. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies - regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

           Financing. Currently companies in the utility industry are encountering difficulties in obtaining financing for construction programs. Issuers experiencing such difficulties may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the utility industry have also encountered such financing difficulties during inflationary periods.

           Equipment and Supplies. Utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

           Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

           Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Long-term Objective; Not a Complete Investment Program

           The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Non-diversified Status

           The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

           o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses; and

           o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

           As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Lower Rated Securities

           The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

           o      greater volatility;

           o      greater credit risk;

           o potentially greater sensitivity to general economic or industry conditions;

           o      potential lack of attractive resale opportunities
                  (illiquidity); and

           o additional expenses to seek recovery from issuers who default.

           The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

           Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

           As a part of its investments in lower rated securities, the Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

           For a further description of lower rated securities and the risks associated therewith, see "Investment Objective and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Foreign Securities

           Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

           There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

           The Fund also may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Futures Transactions

           Futures and options on futures entail certain risks, including but not limited to the following:

           o no assurance that futures contracts or options on futures can be offset at favorable prices;

           o possible reduction of the yield of the Fund due to the use of hedging;

           o possible reduction in value of both the securities hedged and the hedging instrument;

           o possible lack of liquidity due to daily limits or price fluctuations;

           o imperfect correlation between the contracts and the securities being hedged; and

           o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description of the Fund's investments in futures, see "Investment Objective and Policies -- Investment Practices" in the SAI.

Forward Currency Exchange Contracts

           The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objective and Policies -- Investment Practices" in the SAI.

Dependence on Key Personnel

           The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Current Market Uncertainties

           As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Series A Preferred and/or Series B AMPS.

Anti-takeover Provisions

           The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents."




                           HOW THE FUND MANAGES RISK

Investment Restrictions

           The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. The Fund may become subject to guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain ratings from Moody's or S&P on its preferred shares.

Interest Rate Transactions

           The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of the Series B AMPS in order to manage the impact on its portfolio of changes in the dividend rate of the Series B AMPS. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for the Series B AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

           The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B AMPS. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series B AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series B AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series B AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Statement of Preferences, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares (including the Series B AMPS) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series B AMPS at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

           The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series B AMPS in a notional amount in excess of the outstanding amount of the Series B AMPS. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.




                            MANAGEMENT OF THE FUND

General

           The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. However, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series A Preferred and/or Series B AMPS for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than
(i) in the case of the Series A Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B AMPS, the net cost of capital to the Fund with respect to the Series B AMPS for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B AMPS and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B AMPS dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and Series B AMPS, respectively, for so long as any shares of such series remain outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

The Investment Adviser

           Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2003, the Investment Adviser acted as registered investment adviser to 19 management investment companies with aggregate net assets of $8.4 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $19.5 billion as of March 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $9.2 billion under management as of March 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.4 billion under management as of March 31, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $441 million under management as of March 31, 2003.

           The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

           The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.

           In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred shares, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of State Street Bank and Trust Company ("State Street" or the "Custodian"), charges of EquiServe and The Bank of New York, SEC fees, fees and expenses of unaffiliated trustees, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

           The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

           Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its formation. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; and Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

Non-resident Trustee

           Karl Otto Pohl, a trustee of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. Mr. Pohl does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. Pohl in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against Mr. Pohl in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

Sub-Administrator

           The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.


                            PORTFOLIO TRANSACTIONS

           Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                          DIVIDENDS AND DISTRIBUTIONS

           The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying distributions on its common shares of $0.06 per share per month. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and realized capital gains. In the event that the Fund's investment company taxable income and realized capital gains exceed the total of the Fund's monthly distributions, the Fund intends to pay such excess once a year. If, for any calendar year, the total monthly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See "Taxation" below.

           In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

           The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make monthly distributions to holders of its common shares. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares' terms.


                     DESCRIPTION OF THE SERIES A PREFERRED
                               AND SERIES B AMPS

           The Fund offers by this prospectus, in the aggregate, $[__]million of preferred shares of either Series A Preferred or Series B AMPS, or a combination of both such series. The following is a brief description of the terms of each of the Series A Preferred and the Series B AMPS. This description does not purport to be complete and is qualified by reference to the Fund's Governing Documents, including the provisions of the Statement of Preferences establishing each of the Series A Preferred and the Series B AMPS. For complete terms of the Series A Preferred or the Series B AMPS, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the applicable Statement of Preferences.

General

           The Fund is authorized to issue up to 2,000,000 preferred shares as Series A Preferred and up to 5,000 preferred shares as Series B AMPS. No fractional shares of either series will be issued. The Board of Trustees reserves the right to issue additional preferred shares, including Series A Preferred or Series B AMPS, from time to time, subject to the restrictions in the Fund's Governing Documents and the 1940 Act.

           If and when issued, the Series A Preferred will have a liquidation preference of $25 per share and the Series B AMPS will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series A Preferred or Series B AMPS will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the Series A Preferred and Series B AMPS as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared, but excluding interest thereon) to and including the date of distribution. The Series A Preferred and the Series B AMPS will rank on a parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series A Preferred and Series B AMPS each carry one vote per share on all matters on which such shares are entitled to vote. The Series A Preferred and the Series B AMPS will, upon issuance, be fully paid and nonassessable provided that the Fund may cause its capital shares, including the Series A Preferred and the Series B AMPS, to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent, a pro rata amount as the Fund may determine, by setting off such charges due from each shareholder from declared but unpaid dividends or distributions owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. In addition, the Series A Preferred and Series B AMPS will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred and/or Series B AMPS.

Rating Agency Guidelines

           Upon issuance, both the Series A Preferred and the Series B AMPS will be rated "Aaa" by Moody's. In addition, the Series B AMPS will also be rated "AAA" by S&P. The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, including any outstanding Series A Preferred or Series B AMPS, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unpaid dividends on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (x) is to mature prior to or on the date of redemption or repurchase of the preferred shares, (y) are U.S. government obligations or evidences of indebtedness rated at least "Aaa", "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by Standard and Poor's, and (z) is held by the Fund for the payment of dividends or distributions, the amounts needed to redeem or repurchase preferred shares, or the Fund's liabilities.

           If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series A Preferred or the Series B AMPS at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, including the Series A Preferred or the Series B AMPS, as described below under " -- Redemption."

           The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series A Preferred or the Series B AMPS at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provisions in the Fund's Statements of Preferences for the Series A Preferred and Series B AMPS, including provisions that have been adopted by the Fund pursuant to the rating agency guidelines, if the Board of Trustees determines that such amendments or modifications (i) are necessary to prevent a reduction in, or the withdrawal of, a rating of the Series A Preferred or Series B AMPS and are in the aggregate in the best interests of the holders of the Series A Preferred or Series B AMPS, as the case may be, or (ii) will not in the aggregate adversely affect the rights and preferences of the holders of Series A Preferred or Series B AMPS, provided, that in the case of clause (ii) the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency's then-current rating of the Fund's preferred shares.

           Among the modifications or amendments of the Statements of Preferences that would not be held to adversely affect the rights and preferences of the Series A Preferred or Series B AMPS would be the following:

           o a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

           o a modification of the calculation of the adjusted value of the Fund's eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

           As described by Moody's and S&P, the ratings assigned to the Series A Preferred and the Series B AMPS are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series A Preferred and the Series B AMPS. The ratings on the Series A Preferred and the Series B AMPS are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series A Preferred or Series B AMPS will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

           The rating agency guidelines will apply to the Series A Preferred and Series B AMPS, respectively, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the Series A Preferred and the Series B AMPS.


Asset Maintenance Requirements

           In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. The 1940 Act requirements are summarized below.

           The Fund will be required under the Statement of Preferences for each of the Series A Preferred and/or Series B AMPS to determine whether it has as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series A Preferred and the Series B AMPS. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 49 days, in the case of the Series A Preferred, or 10 days, in the case of the Series B AMPS, (including the Series A Preferred or Series B AMPS) the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See " -- Redemption" below.

           If the shares of Series A Preferred and/or Series B AMPS offered hereby had been issued and sold as of June 30, 2003, the asset coverage required under the 1940 Act immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,650,000), would have been computed as follows:

                  value of Fund assets less liabilities not constituting senior securities ($154,602,405) / senior securities representing indebtedness plus liquidation preference of both classes of preferred shares ($55,000,000), expressed as a percentage = 281%.

Assuming in addition that the primary subscription of the Fund's rights offering also had been completed as of June 30, 2003 (after giving effect to the additional offering expenses for such shares estimated at $500,000), the above computation would be as follows:

                  value of Fund assets less liabilities not constituting senior securities ($187,877,249) / senior securities representing indebtedness plus liquidation preference of both classes of preferred shares ($50,000,000), expressed as a percentage = 342%.

We cannot assure you that the rights offering will be completed.

Dividends on the Series A Preferred

           Upon issuance of the Series A Preferred (if issued), holders of shares of Series A Preferred will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of [__]% (computed on the basis of a 360-day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on [__], [__], [__] and [__] each year or, if any such day is not a business day, the immediately succeeding business day. Such dividends will commence on [__] , 2003, and will be payable to the persons in whose names the shares of Series A Preferred are registered at the close of business on the fifth preceding business day.

           Dividends on the shares of Series A Preferred will accumulate from the date on which such shares are issued.

Dividends on the Series B AMPS

           General. Upon issuance of the Series B AMPS (if issued), the holders of Series B AMPS will be entitled to receive cash dividends stated at annual rates as a percentage of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for any Series B AMPS offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Series B AMPS will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

           Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

           Dividends on Series B AMPS will be paid on the dividend payment date to holders of record as their names appear on the Fund's share ledger or share records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's share ledger or share records on a date not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.

           The dividend paying agent, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series B AMPS. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series B AMPS holders in same-day funds, these shareholders will not have funds available until the next business day.

           Dividend Rate Set at Auction. The Series B AMPS pay dividends based on a rate set at auction at which Series B AMPS may be bought and sold. The auction usually is held weekly, but may be held more or less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders who wish to buy Series B AMPS. The auction agent then determines the lowest dividend rate that will result in all of the Series B AMPS continuing to be held. See "The Auction of Series B AMPS."

           If an auction is not held because an unforeseen event, or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

           Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $25,000 to arrive at the dividend per share.

           Maximum Rate. The dividend rate that results from an auction for the Series B AMPS will not be greater than the applicable "maximum rate." The maximum rate applicable for any standard rate period will be (as set forth in the table below) the greater of (i) the applicable percentage of the reference rate or (ii) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the Series B AMPS by Moody's and S&P. If Moody's and S&P or both do not make such ratings available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.



                                                   Credit Rating for Series B AMPS


                                                                       Applicable
                                                                     Percentage of
              Moody's                             S&P                  Reference           Applicable
            Credit Rating                    Credit Rating                Rate               Spread
            -------------                    -------------                ----               ------
                Aaa                               AAA                     125%               125 bps
             Aa3 to Aa1                       AA- to AA+                  150%               150 bps
              A3 to A1                         A- to A+                   200%               200 bps
            Baa3 to Baa1                     BBB- to BBB+                 250%               250 bps
             Below Baa3                       Below BBB-                  300%               300 bps


           The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, that if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

           There is no minimum dividend rate in respect of any dividend period.

           Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for the Series B AMPS in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no default will be deemed to have occurred and the dividend rate for the dividend period immediately following the dividend with respect to which the dividend payment default would otherwise have occurred will be the applicable rate set at the auction for such dividend period.

           However, if the Fund does not effect a timely cure, the dividend rate for the Series B AMPS for such default period, and any subsequent dividend period for which such default is continuing, will be the default rate. In the event the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then-maximum rate (for any subsequent dividend period for which such default is continuing).

           The default rate means 300% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 300% of the applicable Treasury Index Rate for a dividend period of longer than 364 days. Late charges are also calculated at the applicable default rate.

           Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series B AMPS are sold in the secondary market.

           Any designation of a special dividend period will be effective only if (i) notice thereof will have been given as provided for in the Governing Documents, (ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series B AMPS will have been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund will have mailed a notice of redemption with respect to Series B AMPS, the Fund will have deposited with the paying agent all funds necessary for such redemption, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers for the Series B AMPS and has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the Series B AMPS at the request of the Fund.

           The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur monthly on the first business day of each calendar month and on the business day next succeeding the last day of the special dividend period.

           Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

           See the SAI for more information.

Restrictions on Dividends and Other Distributions for the Series A Preferred and the Series B AMPS

           So long as any Series A Preferred or Series B AMPS is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to the payment of dividends and the distribution of assets upon liquidation), unless:

           o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative dividends on the Fund's preferred shares, including the Series A Preferred and/or Series B AMPS, due on or prior to the date of such common share dividend or distribution;

           o the Fund has redeemed the full number of shares of Series A Preferred and/or Series B AMPS to be redeemed pursuant to any mandatory redemption provision in the Fund's Governing Documents; and

           o after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."

           No full dividend will be declared or paid on the Series A Preferred or Series B AMPS for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with the Series A Preferred and Series B AMPS as to the payment of dividends have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or Series B AMPS as to the payment of dividends, any dividends being paid on the preferred shares (including the Series A Preferred and/or Series B AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred shares on the relevant dividend payment date.

Redemption

           Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares (including, at its discretion, the Series A Preferred or Series B AMPS) in the event that:

           o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 49 days, in the case of the Series A Preferred, or 10 business days in the case of the Series B AMPS following such failure; or

           o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

           The redemption price for shares of each of the Series A Preferred and Series B AMPS subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Series B AMPS having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees.

           The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series B AMPS at any time.

           If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

           If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

           Optional Redemption of the Series A Preferred. Prior to [__], the shares of Series A Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on [__], and thereafter, the Fund may at any time redeem shares of Series A Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

           Optional Redemption of the Series B AMPS. The Fund may, at its option, redeem the Series B AMPS, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of Series B AMPS having a dividend period of one year or less, the redemption price per share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, and in the case of Series B AMPS having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

           Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of the Series A Preferred, and not less than 7 days in the case of the Series B AMPS, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding),
(iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date,
(vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

           The holders of Series A Preferred or Series B AMPS will not have the right to redeem their shares of the Fund at their option.

Liquidation Rights

           Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series A Preferred or Series B AMPS then outstanding will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common shares or any other class of shares of the Fund ranking junior to the Series A Preferred or Series B AMPS as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series A Preferred, or $25,000 per share, in the case of the Series B AMPS, in either case plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or Series B AMPS as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series A Preferred and/or Series B AMPS and other parity preferred shares of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series A Preferred, the Series B AMPS and such other parity preferred shares ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series A Preferred and/or Series B AMPS and such other parity preferred shares have been paid in full, no dividends or distributions will be made to holders of the common shares or any other shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS and other parity preferred shares as to liquidation.

Voting Rights

           Except as otherwise stated in this prospectus, specified in the Fund's Governing Documents or resolved by the the Board of Trustees or as otherwise required by applicable law, holders of the Series A Preferred and/or Series B AMPS shall have no power to vote on any matter except matters submitted to a vote of the common shares. In any matter submitted to a vote of the holders of the common shares, each holder of the Series A Preferred and/or Series B AMPS, will be entitled to one vote per share held on each such matter and will vote together with the holders of common shares and of any other preferred shares then outstanding as a single class.

           In connection with the election of the Fund's trustees, holders of the outstanding Series A Preferred, Series B AMPS and the other series of preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of common shares and holders of the Series A Preferred, Series B AMPS and other series of preferred shares, voting together as a single class. In addition, if (i) at any time dividends on the outstanding Series A Preferred, Series B AMPS and/or any other preferred shares are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act or the Statements of Preferences creating such shares, then the number or composition of trustees constituting the Board of Trustees will be adjusted such that, when added to the two trustees elected exclusively by the holders of the Series A Preferred, Series B AMPS and other series of preferred shares as described above, would then constitute a simple majority of the Board of Trustees as so adjusted. Such additional trustees will be elected by the holders of the Series A Preferred, Series B AMPS and the other series of preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are trustees at the time of that election and who remain trustees following such election will continue. If the Fund thereafter pays or declares and sets apart for payment in full all dividends payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional or replacement trustees elected by the holders of the preferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

           So long as shares of Series A Preferred or Series B AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time (including the Series A Preferred or Series B AMPS, as applicable) and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund's Governing Documents so as to in the aggregate adversely affect the rights and preferences of the preferred shares. Also, to the extent permitted under the 1940 Act, in the event preferred shares of more than one series are outstanding, the Fund will not effect any of the actions set forth in the preceding sentence which in the aggregate adversely affect the rights and preferences of a particular series of preferred shares (such as the Series A Preferred or Series B AMPS) differently than such rights and preferences for any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares outstanding and present and voting on such matter of each series adversely affected (each such adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred and/or Series B
AMPS), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies" and "Investment Restrictions" in this prospectus and the SAI. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding preferred shares" (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, Series A Preferred, Series B AMPS and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

           The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provisions in the Fund's Statements of Preferences for the Series A Preferred and Series B AMPS, including provisions that have been adopted by the Fund pursuant to the rating agency guidelines, if the Board of Trustees determines that such amendments or modifications (i) are necessary to prevent a reduction in, or the withdrawal of, a rating of the Series A Preferred or Series B AMPS and are in the aggregate in the best interests of the holders of the Series A Preferred or Series B AMPS, as the case may be, or (ii) will not in the aggregate adversely affect the rights and preferences of the holders of Series A Preferred or Series B AMPS, provided, that in the case of clause (ii) the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency's then-current rating of the Fund's preferred shares.

           The foregoing voting provisions will not apply to any Series A Preferred or Series B AMPS that, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series A Preferred and/or Series B AMPS will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

           So long as any Series A Preferred or Series B AMPS is outstanding, subject to receipt of approval from Moody's and, in the case of the Series B AMPS, S&P, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell one of more other series of preferred shares in addition to the Series A Preferred or Series B AMPS, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds) have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

           The Fund does not currently intend to offer additional preferred shares or senior securities representing indebtedness. However, the Fund will monitor market conditions, including, among other things, interest rates and the asset levels of the Fund, and will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board of Trustees concludes that such an offering would be consistent with the Fund's Governing Documents and applicable law and in the best interest of existing common shareholders.

Repurchase of Series A Preferred and Series B AMPS

           The Fund is a closed-end investment company and, as such, holders of the Series A Preferred or Series B AMPS do not and will not have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase Series A Preferred or, outside of an auction, Series B AMPS when it is deemed advisable by the Board of Trustees in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements. Unlike a redemption of the Series A Preferred and/or the Series B AMPS, where shareholders are subject to the redemption terms, in a repurchase offer the Fund is purchasing shares on an exchange (with respect to the Series A Preferred only) or otherwise (through private transactions or tender offers ) soliciting repurchases, and shareholders may choose whether or not to sell. The Fund will not repurchase Series B AMPS at Auction. See "The Auction of Series B AMPS."

Book-Entry

           Shares of Series A Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series A Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series A Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series A Preferred may obtain registered certificates by contacting the Transfer Agent.

           Shares of Series B AMPS will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of the Series B AMPS shall be registered. The Fund will treat Cede & Co. as the holder of record of the Series B AMPS for all purposes.





                         THE AUCTION OF SERIES B AMPS

Summary of Auction Procedures

           The following is a brief summary of the auction procedures for the Series B AMPS, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Governing Documents, including the provisions of the Statement of Preferences establishing the Series B AMPS.

           The auctions determine the dividend rate for the Series B AMPS, but each dividend rate will not be higher than the maximum rate. See "Description of the Series A Preferred and Series B AMPS -- Dividends on the Series B AMPS." If you own shares of Series B AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

           o If you enter a sell order, you indicate that you want to sell Series B AMPS at $25,000 per share, no matter what the next dividend period's rate will be.

           o If you enter a bid (or "hold at a rate") order, which must specify a dividends rate, you indicate that you want to sell Series B AMPS only if the next dividend period's rate is less than the rate you specify.

           o If you enter a hold order you indicate that you want to continue to own Series B AMPS, no matter what the next dividend period's rate will be.

           You may enter different types of orders for different portions of your Series B AMPS. You may also enter an order to buy additional Series B AMPS. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series B AMPS shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series B AMPS and general economic conditions including current interest rates. If you own Series B AMPS and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series B AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

           If you do not then own Series B AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

           Broker-dealers will submit orders from existing and potential holders of Series B AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series B AMPS. A broker-dealer's failure to submit orders for Series B AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

           The auction agent after each auction for the Series B AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series B AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series B AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

           If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series B AMPS shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series B AMPS available for purchase in the auction.

           If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series B AMPS shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series B AMPS for which they submitted sell orders.

           The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series B AMPS and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series B AMPS offered for sale than there are buyers for those shares).

           If broker-dealers submit or are deemed to submit hold orders for all outstanding Series B AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 90% of the reference rate, as determined in accordance with procedures set forth in the Statement of Preferences establishing the Series B AMPS. See "Description of the Series A Preferred and Series B AMPS -- Dividends on the Series B AMPS -- Maximum Rate."

           The auction procedures include a pro rata allocation of Series B AMPS shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of Series B AMPS shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

           Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their Series B AMPS through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

           The first auction for Series B AMPS will be held on [__], 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series B AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series B AMPS normally will begin on the following Wednesday.

           If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

           The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Series B AMPS shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:



Current Holder A                 Owns 500 shares, wants to sell all       Bid order at 1.6% rate for all 500
                                 500 shares if auction rate is less       shares
                                 than 1.6%
Current Holder B                 Owns 300 shares, wants to hold           Hold order - will take the auction
                                                                          rate
Current Holder C                 Owns 200 shares, wants to sell all       Bid order at 1.4% rate for all 200
                                 200 shares if auction rate is less       shares
                                 than 1.4%
Potential Holder D               Wants to buy 200 shares                  Places order to buy at or above
                                                                          1.5%
Potential Holder E               Wants to buy 300 shares                  Places order to buy at or above
                                                                          1.4%
Potential Holder F               Wants to buy 200 shares                  Places order to buy at or above
                                                                          1.6%

           The lowest dividend rate that will result in all 1,000 Series B AMPS shares continuing to be held is 1.5% (the offer by D). Therefore, the dividend rate will be 1.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Series B AMPS

           The underwriters are not required to make a market in the Series B AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series B AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series B AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series B AMPS in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

           You may sell, transfer, or otherwise dispose of the Series B AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series B AMPS in the name of a broker-dealer, a sale or transfer of your Series B AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

           Further description of the auction procedures can be found in the SAI.

              DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES

Common Shares

           The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

           The common shares are listed and traded on the NYSE under the symbol "GUT." The average weekly trading volume of the common shares on the NYSE for the 12 months ended December 31, 2002 was 151,271 shares. The Fund's common shares have traded in the market at both a premium to and a discount from net asset value. Since the beginning of 2001, the Fund's common shares have traded at a premium to net asset value. There can be no assurance, however, that the Fund's common shares will continue to do so in the future.

           The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund's Board of Trustees may determine from time to time) from net asset value. Such repurchases are subject to certain notice and other requirements, including those set forth in Rule 23c-1 under the 1940 Act.

           Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Fund's reinvestment plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

Preferred Shares

           Currently, 2,005,000 of the Fund's shares have been classified by the Board of Trustees as preferred shares, par value $.001 per share. The terms of such preferred shares may be fixed by the Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund's common shares. For a description of these terms and limitations, with respect to liquidation rights, dividends, the rights of holders of the Fund's common shares to receive the monthly distributions, and selection of trustees to the board of trustees, see "Description of the Series A Preferred and Series B AMPS." As of June 30, 2003, the Fund had no preferred shares outstanding.

           The following table shows the number of shares authorized, their classification and the shares outstanding for each class of authorized shares of the Fund as of June 30, 2003.


                                                                          Amount Held by
                                                                          Company or for
Title of Class                     Amount Authorized                      its Own Account                    Amount Outstanding

Common Shares............              unlimited                               none                              15,282,735
                           ---------------------------------      -------------------------------      ----------------------------
Preferred Shares.........             unlimited**                              none                                  0*
                           ---------------------------------      -------------------------------      ----------------------------

* Does not include the Series A Preferred or Series B AMPS being offered pursuant to this prospectus.
** Of these authorized shares, 2,000,000 are classified as [_]% Series A
   Cumulative Preferred Shares and 5,000 are classified as Series B Auction Market Preferred Shares.

                                   TAXATION

           The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

           The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

           As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

           If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Shareholders

           Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

           The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

           Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

           The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

           Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the Series B AMPS at any time in the future, the Fund intends to take the position that under present law the Series B AMPS will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series B AMPS constitutes debt of the Fund. If that position were upheld, distributions on the Series B AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail.

           The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


          ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

           The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by two-thirds of the remaining trustees and, without cause, by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements of 75% of the outstanding voting shares (together with a separate vote by the holders of any preferred shares outstanding) apply to mergers into or a sale of all or substantially all of the Fund's assets and conversion of the Fund into an open-end fund. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

           o merger or consolidation of the Fund with or into any other corporation;

           o issuance of any securities of the Fund to any person or entity for cash;

           o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

           o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

           o the purchase of the Fund's common shares by the Fund from any other person or entity;

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

           The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

           The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Additional Information."


                          CUSTODIAN, TRANSFER AGENT,
                  AUCTION AGENT AND DIVIDEND-DISBURSING AGENT

           State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

           EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

            Series A Preferred. EquiServe will also serve as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

           Series B AMPS. The Bank of New York, located at 100 Church Street, New York, NY 10286, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B AMPS.


                                 UNDERWRITING

           Subject to the terms and conditions of an underwriting agreement dated [ ], 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the number of preferred shares set forth opposite the name of such underwriter.


                                                  Number of Series A          Number of Series B
                   Underwriter                     Preferred Shares                  AMPS
                   -----------                     ----------------           ------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated ................
   Gabelli & Company, Inc.................
                   Total..................        -------------------         ------------------

           The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Series A Preferred and Series B AMPS, as applicable, if they purchase any such shares. In the underwriting agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

           The expenses of the offering are estimated at approximately $462,500 and are payable by the Fund.

Offering of the Series A Preferred

           The underwriters propose to initially offer some of the Series A Preferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Series A Preferred shares to certain dealers at the public offering price less a concession not in excess of $[ ] per Series A Preferred share. The sales load the Fund will pay of $[ ] per Series A Preferred share is equal to [ ]% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[ ] per Series A Preferred share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Series A Preferred Shares purchased in the initial public offering on or before [__], 2003.

           Prior to the offering, there has been no public market for the Series A Preferred. Application has been made to list the Series A Preferred on the New York Stock Exchange. However, during an initial period that is not expected to exceed 30 days after the date of this prospectus, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred; however, they have no obligation to do so. Consequently, an investment in the Series A Preferred may be illiquid during such period.

           The underwriters may purchase and sell the Series A Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares made by the underwriters in the open market prior to the completion of the offering.

           The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

           Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the shares or preventing or retarding a decline in the market price of the Series A Preferred. As a result, the price of the Series A Preferred may be higher than the price that might otherwise exist in the open market.

           Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series A Preferred. The underwriters do not make any representation that they will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Offering of Series B AMPS

           The underwriters propose to initially offer some of the Series B AMPS directly to the public at the public offering prices set forth on the cover page of this prospectus and some of the Series B AMPS to certain dealers at the public offering price less a concession not in excess of $[_] per Series B AMPS share. The underwriting discount the Fund will pay of $[_] per Series B AMPS share is equal to [_]% of the initial offering price. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any Series B AMPS purchased in the initial public offering on or before [__], 2003.

Provisions of Other Services to the Fund

           The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "How the Fund Manages Risk - Interest Rate Transaction" after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction of the Series B AMPS" and in the SAI.

           The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

           Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.

                                 LEGAL MATTERS

           Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series A Preferred and/or Series B AMPS, and by Simpson Thacher & Bartlett LLP, counsel to the underwriters.


                                    EXPERTS

           The audited financial statements of the Fund as of December 31, 2002 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is included in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                            ADDITIONAL INFORMATION


           The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

           The Fund's common shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

           This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series A Preferred and Series B AMPS offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

           Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                           TABLE OF CONTENTS OF SAI

           An SAI dated as of [__], 2003, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                         PAGE
THE FUND ..................................................                B-
INVESTMENT OBJECTIVE AND POLICIES .........................                B-
INVESTMENT RESTRICTIONS....................................                B-
MANAGEMENT OF THE FUND.....................................                B-
PORTFOLIO TRANSACTIONS ....................................                B-
REPURCHASE OF COMMON SHARES................................                B-
PORTFOLIO TURNOVER ........................................                B-
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN.............................                B-
TAXATION ..................................................                B-
ADDITIONAL INFORMATION CONCERNING
   AUCTIONS FOR SERIES B AMPS .............................                B-
ADDITIONAL INFORMATION CONCERNING THE SERIES
   A PREFERRED AND SERIES B AMPS ..........................                B-
MOODY'S AND S&P GUIDELINES ................................                B-
NET ASSET VALUE............................................                B-
BENEFICIAL OWNERS..........................................                B-
GENERAL INFORMATION........................................                B-
FINANCIAL STATEMENTS.......................................                B-
GLOSSARY. . . . . . . . .. . . . . . . . . . . . . . .. . .                A-


           No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                    APPENDIX A
                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa           Bonds that are rated Aaa are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba            Bonds that are rated Ba are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

           Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

           In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

           AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

           "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

================================================================================


                                [Gabelli Logo]

                                     $[__]

                           THE GABELLI UTILITY TRUST

            [__] Shares, [__]% Series A Cumulative Preferred Shares
                    (Liquidation Preference $25 per Share)

        [__] Shares, Series B Auction Market Preferred Shares ("AMPS")
                  (Liquidation Preference $25,000 per Share)













                             ---------------------

                                  PROSPECTUS
                             ---------------------






                              Merrill Lynch & Co.
                            Gabelli & Company, Inc.
                                  ____, 2003

================================================================================

[flag]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    Subject to Completion, Dated [__], 2003

                           THE GABELLI UTILITY TRUST
                          __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

           The Gabelli Utility Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Investment Adviser"). It is the policy of the Fund to invest at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

           This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [__], 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

           The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

           Each capitalized term used but not defined in this SAI has the meaning ascribed to it, as the case may be, in the Prospectus or in the glossary of this SAI.

This Statement of Additional Information is dated [__], 2003.

                               TABLE OF CONTENTS

                                                                        Page

THE FUND   ..............................................................B-3
INVESTMENT OBJECTIVE AND POLICIES........................................B-3
INVESTMENT RESTRICTIONS.................................................B-14
MANAGEMENT OF THE FUND..................................................B-15
PORTFOLIO TRANSACTIONS..................................................B-23
REPURCHASE OF COMMON SHARES.............................................B-24
PORTFOLIO TURNOVER......................................................B-24
AUTOMATIC DIVIDEND REINVESTMENT
           AND VOLUNTARY CASH PURCHASE PLAN.............................B-24
TAXATION   .............................................................B-25
ADDITIONAL INFORMATION CONCERNING AUCTIONS
           FOR SERIES B AMPS............................................B-30
ADDITIONAL INFORMATION CONCERNING
           THE SERIES A PREFERRED AND SERIES B AMPS.....................B-37
MOODY'S AND S&P GUIDELINES..............................................B-43
NET ASSET VALUE.........................................................B-52
BENEFICIAL OWNERS.......................................................B-53
GENERAL INFORMATION.....................................................B-54
FINANCIAL STATEMENTS....................................................B-56
GLOSSARY   ..............................................................A-1

                                   THE FUND

           The Fund was formed in Delaware on February 25, 1999, and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment operations commenced on July 9, 1999. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "GUT."


                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

           The Fund's investment objective is long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. See "Investment Objective and Policies" in the Prospectus.

Investment Practices

            Securities Subject to Reorganization. The Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

           Temporary Defensive Investments. Although under normal market conditions at least 80% of the Fund's assets will consist of common stock and other debt or equity securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are U.S. Government Obligations; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest during temporary defensive periods to the extent permitted by applicable law in shares of money market mutual funds that invest primarily in U.S. Government Obligations and repurchase agreements in respect of those securities. Under current law, in the absence of an exemptive order, such funds will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser with respect to assets so invested.

           Lower Rated Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or are rated lower than "BBB" by S&P or lower than "Baa" by Moody's are referred to in the financial press as "junk bonds."

           Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

           In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

           Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

           As part of its investments in lower rated securities, the Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

           In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

           Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

           The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

           Derivative Instruments.

           Options. The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

           A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

           A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

           A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

           If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

           The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

           An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

           Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

           The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

           Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in over-the-counter ("OTC") markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

           As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

           Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Obligations.

           A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

           No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

           An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

           Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

           In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Obligations or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Obligations or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

           Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

           Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

           The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

           The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

           The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

           Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

           The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

           Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

           Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Trustees, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

           Regulations of the CFTC currently applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

           In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding Preferred Shares.

           Forward Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Obligations or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

           The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

           In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

           The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

           Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

           Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

           Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

           Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

           Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

           Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

           If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

           Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund's outstanding Preferred Shares.

           A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

           When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

           Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

           Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

           The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

           When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

           The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Obligations or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

           To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

                            INVESTMENT RESTRICTIONS

           The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred and/or Series B AMPS), voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

           (1) invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. government securities.

           (2) purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

           (3) make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Fund. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

           (4) borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

           (5) issue senior securities, except to the extent permitted by applicable law.

           (6) underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

           Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

           The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.

Trustees


                                                                                             Number of
  Name (and Age),                                                                         Portfolios in           Other
 Position with the        Term of Office                    Principal                      Fund Complex        Directorships
     Fund and             and Length of                 Occupation During                  Overseen by            Held by
 Business Address1         Time Served2                  Past Five Years                     Trustee              Trustee
 -----------------         ------------                  ---------------                      ------              -------
INTERESTED                   Since 1999*             Chairman of the Board, Chief                 22             Director of
TRUSTEES:                                            Executive Officer of Gabelli                                Morgan Group
*+Mario J. Gabelli                                   Asset Management Inc. and                                   Holdings, Inc.
(61)                                                 Chief Investment Officer of                                 (transportation
Trustee and Chief                                    the Investment Adviser and                                  services); Vice
Investment Officer                                   GAMCO Investors, Inc;                                       Chairman of
                                                     Director/Trustee and Chief                                  Lynch
                                                     Investment Officer of other                                 Corporation
                                                     registered investment                                       (diversified
                                                     companies in the Gabelli fund                               manufacturing
                                                     complex. Vice Chairman and                                  company).
                                                     CEO of Lynch Interactive
                                                     Corp.

*+John D. Gabelli            Since 1999***           Senior Vice President of                      9             --
(58)                                                 Gabelli & Company and
Trustee                                              Director of Gabelli Advisers,
                                                     Inc.; Trustee of other
                                                     registered investment
                                                     companies in the Gabelli fund
                                                     complex.

*Karl Otto Pohl              Since 1999***           Member of the Shareholder                    32             Director of
(73)                                                 Committee of Sal. Oppenheim                                 Gabelli Asset
Trustee                                              Jr. & Cie, Zurich (private                                  Management Inc.;
                                                     investment bank); Former                                    Chairman,
                                                     President of the Deutsche                                   Incentive Capital
                                                     Bundesbank and Chairman of                                  and Incentive
                                                     its Central Bank Council from                               Asset
                                                     1980 through 1991;                                          Management
                                                     Director/Trustee of other                                   (Zurich); Director
                                                     registered investment                                       at Sal.
                                                     companies in the Gabelli fund                               Oppenheim Jr. &
                                                     complex.                                                    Cie, Zurich

DISINTERESTED                Since 1999*             Director, President and                       3             --
TRUSTEES:                                            Founder, The John Dewey
Dr. Thomas E.                                        Academy (residential college
Bratter (63)                                         preparatory therapeutic high
Trustee                                              school); Director/Trustee of
                                                     other registered investment
                                                     companies in the Gabelli fund
                                                     complex.

Anthony J. Colavita          Since 1999**            President and Attorney at law                34             --
(67)                                                 in the law firm of Anthony J.
Trustee                                              Colavita, P.C. since 1961;
                                                     Director/Trustee of other
                                                     registered investment
                                                     companies in the Gabelli
                                                     fund complex.

James P. Conn (65)           Since 1999***           Former Managing Director                     11             Director of
Trustee                                              and Chief Investment Officer                                LaQuinta Corp.
                                                     of Financial Security                                       (hotels) and First
                                                     Assurance Holdings Ltd.,                                    Republic Bank
                                                     1992-1998; Trustee of other
                                                     registered investment
                                                     companies in the Gabelli fund
                                                     complex.

Vincent D. Enright           Since 1999*             Former Senior Vice President                 12             --
(59)                                                 and Chief Financial Officer of
Trustee                                              KeySpan Energy Corporation
                                                     through 1998; Trustee of
                                                     other registered
                                                     investment companies in
                                                     the Gabelli fund complex.

Frank J.                     Since 1999**            President and CEO of the                      3             --
Fahrenkopf, Jr. (63)                                 American Gaming Association
Trustee                                              since June 1995; Partner in the
                                                     law firm of Hogan &
                                                     Hartson; Chairman of
                                                     International Trade
                                                     Practice Group;
                                                     Co-Chairman of the
                                                     Commission on
                                                     Presidential Debates;
                                                     former Chairman of the
                                                     Republican National
                                                     Committee; Trustee of
                                                     other registered
                                                     investment companies in
                                                     the Gabelli fund complex.

Robert J. Morrissey          Since 1999**            Partner in the law firm of                    9             --
(63)                                                 Morrissey, Hawkins & Lynch;
Trustee                                              Trustee of other registered
                                                     investment companies in the
                                                     Gabelli fund complex.

Anthony R.                   Since 1999***           Certified Public Accountant;                 17             --
Pustorino (77)                                       Professor Emeritus, Pace
Trustee                                              University; Trustee of other
                                                     registered investment
                                                     companies in the Gabelli fund
                                                     complex.

Salvatore J. Zizza           Since 1999**            Chairman of Hallmark                         10             Director of
(57)                                                 Electrical Supply Corp.;                                    Hollis Eden
Trustee                                              Former Executive Vice                                       Pharmaceuticals
                                                     President of FMG Group (a
                                                     healthcare provider);
                                                     Trustee of other
                                                     registered investment
                                                     companies in the Gabelli
                                                     fund complex.

Officers


  Name (and Age),
  Position with the                               Term of Office                     Principal
     Fund and                                      and Length of                 Occupation During
 Business Address1                                 Time Served                    Past Five Years
 -----------------                                 -----------                    ---------------
Bruce N. Alpert (51)                                Since 1999            Executive Vice President and Chief
President                                                                 Operating Officer of the Investment
                                                                          Adviser since June 1988; Director
                                                                          and President of Gabelli Advisers,
                                                                          Inc.; Officer of all other registered
                                                                          investment companies in the Gabelli
                                                                          fund complex.

Gus A. Coutsouros (40)                              Since 2003            Vice President and Chief Financial
Vice President and Treasurer                                              Officer of Gabelli Funds, LLC
                                                                          since 1998 and an officer of all
                                                                          mutual funds advised by Gabelli
                                                                          Funds, LLC and its affiliates.  Chief
                                                                          Financial Officer of Gabelli
                                                                          Advisers, Inc.  Prior to 1998,
                                                                          Treasurer of Lazard Funds.

David Schachter (49)                                Since 1999            Vice President of the Fund since
Vice President                                                            1999; Financial Services Research
                                                                          Analyst of Gabelli & Company
                                                                          from October 1, 1998 to July 9,
                                                                          1999; Prior to October, 1998, Vice
                                                                          President of Thomas J. Herzfeld
                                                                          Advisers, Inc., a registered
                                                                          investment adviser and noted
                                                                          closed-end fund authority.

James E. McKee (40)                                 Since 1999            Vice President, General Counsel
Secretary of the Fund                                                     and Secretary of the Investment
                                                                          Adviser (since 1999) and
                                                                          Vice President of GAMCO
                                                                          Investors, Inc. (since
                                                                          1993); Secretary of the
                                                                          registered investment companies
                                                                          in the Gabelli fund complex.

_____________________

*          "Interested person" of the Fund, as defined in the 1940 Act. Mr.
           Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. Pohl is a director of the parent company of the Investment Adviser.

+          Mr. Mario Gabelli and Mr. John Gabelli are brothers.

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

           * - Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

           ** - Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

           *** - Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

           The Board of Trustees of the Fund are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve three-year terms. The terms of Messrs. Bratter, Enright and Mario Gabelli as trustees of the Fund expire in 2004; and the terms of Messrs. Colavita, Fahrenkopf, Morrissey and Zizza as trustees of the Fund expire in 2005; the terms of Messrs. Conn, John Gabelli, Pohl and Pustorino as trustees of the Fund expire in 2006.


Name of Trustee                                Dollar Range of Equity                        Aggregate Dollar Range of
                                               Securities in the Fund                        Equity Securities in all
                                                                                             Registered Investment
                                                                                             Companies Overseen by Trustees
                                                                                             in Family of Investment
                                                                                             Companies
INTERESTED TRUSTEES
Mario J. Gabelli                                        Over $100,000                                  Over $100,000
John D. Gabelli                                              None                                      Over $100,000
Karl Otto Pohl                                               None                                          None
DISINTERESTED TRUSTEES
Dr. Thomas E. Bratter                                        None                                      Over $100,000
Anthony J. Colavita                                   $10,001 - $50,000                                Over $100,000
James P. Conn                                         $10,001 - $50,000                                Over $100,000
Vincent D. Enright                                           None                                      Over $100,000
Frank J. Fahrenkopf, Jr.                                     None                                      $1 - $10,000
Robert J. Morrissey                                          None                                    $10,001 - $50,000
Anthony R. Pustorino                                  $10,001 - $50,000                                Over $100,000
Salvatore J. Zizza                                    $50,001 - $100,000                               Over $100,000

All shares were valued as of December 31, 2002.

           The Trustees serving on the Fund's Nominating Committee are Messrs. Zizza and Colavita (Chairman). The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.

           Messrs. Pustorino (Chairman), Colavita and Enright, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. During the year ended December 31, 2002, the Audit Committee met twice.

           As of June 30, 2003, the trustees and officers of the Fund as a group beneficially owned approximately 1.55% of the outstanding shares of the Fund's Common Shares.



REMUNERATION OF TRUSTEES AND OFFICERS

           The Fund pays each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

            The following table shows certain compensation information for the trustees and officers of the Fund for the fiscal year ended December 31, 2002. Mr. Schachter is employed by the Fund and his compensation is evaluated and approved by the trustees. Other officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


                                         COMPENSATION TABLE
                             FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

                                                                                                      TOTAL COMPENSATION
                                                                                                    FROM THE FUND AND FUND
                                                                                                       COMPLEX PAID
       NAME OF PERSON AND                           AGGREGATE COMPENSATION                             TO TRUSTEES/
            POSITION                                    FROM THE FUND*                                   OFFICERS**

MARIO J. GABELLI Chairman of                               $0                                            $0 (22)
the Board
DR. THOMAS E. BRATTER                                      $5,000                                        $31,000 (3)
Trustee
ANTHONY J. COLAVITA                                        $6,000                                        $152,286 (33)
Trustee
JAMES P. CONN Trustee                                      $5,000                                        $53,500 (11)
VINCENT D. ENRIGHT Trustee                                 $6,000                                        $54,536 (11)
FRANK J. FAHRENKOPF, JR.                                   $5,000                                        $31,000 (3)
Trustee
JOHN D. GABELLI Trustee                                    $0                                            $0 (9)
ROBERT J. MORRISSEY Trustee                                $5,000                                        $45,000 (9)
KARL OTTO POHL Trustee                                     $0                                            $0 (31)
ANTHONY R. PUSTORINO                                       $6,000                                        $132,286 (17)
Trustee
SALVATORE J. ZIZZA Trustee                                 $5,000                                        $73,750 (9)


* Does not include $3,126 of, among other things, out of pocket Director expenses, which would bring total director compensation/ expenses to $46,126.

** Represents the total compensation paid to such persons during the calendar year ended December 31, 2002 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

For his services as Vice President of the Fund, Mr. Schachter received compensation in 2002 of $130,000.


Indemnification of Officers and Trustees; Limitations on Liability

           The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

           Gabelli Funds, LLC acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2003 the Investment Adviser acted as registered investment advisers to 19.5 management investment companies with aggregate net assets of $8.4 billion. The Investment Adviser, together with other affiliated investment advisers set forth below, had assets under management totaling approximately $9.2 billion, as of March 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $1.4 billion under management as of March 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.4 billion under management as of March 31, 2003. Gabelli Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds, having aggregate assets of $441 million under management as of March 31, 2003.

           The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

           Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

           The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. Notwithstanding the foregoing, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its Preferred Shares for any calendar year in which the net asset value total return of the Fund allocable to the Common Shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding. This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and Series B AMPS, respectively, for so long as any shares of such series remain outstanding.

           The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

           Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved most recently by the Board of Trustees on February 19, 2003.

           In considering whether to approve the Advisory Agreement, the Fund's non-interested trustees considered, among other factors, (i) the services provided to the Fund by the Investment Adviser and the sub-administrator, (ii) the Fund's absolute and comparative investment performance, (iii) the Fund's fee and expense data as compared to various benchmarks and a peer group of closed-end funds in the same asset range as the Fund and (iv) the Investment Adviser's profitability with respect to its management of the Fund. The non-interested trustees indicated that the primary factors in their determination to approve the Advisory Agreement were the high quality of service provided by the Investment Adviser, based in large part upon the experience of the Fund's portfolio manager, and the Fund's comparative investment performance.

           The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding shares.

           For each of the years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Investment Adviser was paid $861,678, $855,435 and $878,549, respectively, for advisory and administrative services rendered to the Fund.


                            PORTFOLIO TRANSACTIONS

           Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

           Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

           Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

           For the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Fund paid a total of $125,729, $81,313, and $140,917, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $116,973, $70,203, and $123,636, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2002 represented approximately 87.74% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 75.29% of the aggregate dollar amount of transactions by the Fund for such period. The increased brokerage commissions in 2002 reflect, in part, the Fund's investment of proceeds from its rights offering, completed in June, 2002. The variance between the percentage of brokerage commissions received by Gabelli & Company, Inc. and the percentage of transactions executed by Gabelli & Company, Inc. reflects the Fund's practice of generally directing bulk trades to unaffiliated broker-dealers.


                          REPURCHASE OF COMMON SHARES

           The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's Common Shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time) from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

           When the Fund repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively.


                              PORTFOLIO TURNOVER

           The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were 29%, 41% and 92%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.


                        AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLAN

           Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

           Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.

           Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

           EquiServe maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's shareholder account under the Plan.

           In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

           Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.


                                   TAXATION

           The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

           The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income (as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its shareholders in each taxable year, provided that an amount equal to at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year is distributed to its shareholders.

           Qualification as a RIC requires, among other things, that the Fund:
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

           If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to preferred shareholders and common shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

           Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year (unless an election is made to use the Fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

           Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

           Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

           Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

           The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

           As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include, in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

           If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Statements of Preferences, the Fund may, and in certain circumstances will be required to, partially redeem Preferred Shares in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

           Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

           Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

           The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

           Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

           Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund historically has invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

           The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

           Distributions paid by the Fund from its net investment income or from an excess of net short-term capital gains over net-long term capital losses generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

           Shareholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

           The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

           Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

           Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

           Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

           Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

           Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the Series B AMPS at any time in the future, the Fund intends to take the position that under present law the Series B AMPS will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series B AMPS constitute debt of the Fund. If that position were upheld,

                                                                 B-29
distributions on the Series B AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail.

           The IRS has taken the position that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common shareholders and preferred shareholders. The amount of net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain, and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on the Common Shares and the Preferred Shares during a taxable year.

Backup Withholding

           The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

           The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series A Preferred or Series B AMPS should consult their own tax advisers regarding the purchase, ownership and disposition of Series A Preferred or Series B AMPS.


                  ADDITIONAL INFORMATION CONCERNING AUCTIONS
                               FOR SERIES B AMPS

General

           The Statement of Preferences provides that the Applicable Rate for each Dividend Period of the Series B AMPS will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Statement of Preferences, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Statements of Preferences.

           Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series B AMPS so long as the Applicable Rate is to be based on the results of the Auction.

           Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series B AMPS. See "Broker-Dealers" below.

           Securities Depository. DTC will act as the Securities Depository for the Agent Members with respect to the Series B AMPS. One certificate for all of the Series B AMPS shares will be registered in the name of Cede & Co., as nominee of the Securities Depository.

           Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series B AMPS contained in the Statement of Preferences. The Fund will also issue stop-transfer instructions to the transfer agent for the Series B AMPS. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's trustees, as described under "Description of the Series A Preferred and Series B AMPS -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series B AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

           DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Series B AMPS, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

           On or prior to the Submission Deadline on each Auction Date for the Series B AMPS:

           (i) each Beneficial Owner of Series B AMPS may submit to its Broker-Dealer by telephone or otherwise a:

                  (a) "Hold Order" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                  (b) "Bid" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series B AMPS for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                  (c) "Sell Order" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series B AMPS for the next succeeding Dividend Period; and

           (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of Series B AMPS shares that they offer to purchase if the Applicable Rate for Series B AMPS for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

           The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

           A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series B AMPS subject thereto at a price per share equal to $25,000.

           A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series B AMPS an Order or Orders covering all the Outstanding Series B AMPS held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series B AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series B AMPS an Order or Orders covering all of the Outstanding Series B AMPS held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding Series B AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

           A Potential Beneficial Owner of Series B AMPS may submit to its Broker-Dealer Bids in which it offers to purchase Series B AMPS if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of Series B AMPS shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series B AMPS that offers to become the Beneficial Owner of additional Series B AMPS is, for purposes of such offer, a Potential Beneficial Owner.

           As described more fully below under "-- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series B AMPS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series B AMPS subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Series B AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series B AMPS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

           The Fund may not submit an Order in any Auction.

           The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Series B AMPS shares that is fewer than the number of Series B AMPS shares specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement" below.

           As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

           The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment resulting from the use or reliance on a source of information used in good faith unless the Auction Agent will have been grossly negligent in the determination, calculation or declaration thereunder.

           The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series B AMPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction of Series B AMPS -- Secondary Market Trading and Transfer of Series B AMPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

           The Auction Agent may terminate the Auction Agency Agreement upon written notice to the Fund on a date no earlier than 30 days after the date of delivery of such notice. If the Auction Agent should resign or for any reason its appointment is terminated during any period when the Series B AMPS are outstanding, the Fund will use its best efforts promptly thereafter to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund has entered into such an agreement in substantially the form of the Auction Agency Agreement with a successor Auction Agent.

Broker-Dealers

           The Auction Agent after each Auction for Series B AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series B AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series B AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers. For the purposes of the preceding sentence, Series B AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or
(ii) the subject of an Order submitted by such Broker-Dealer that is (a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (c) a valid Hold Order.

           The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

           The Broker-Dealer Agreement provides that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

           Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series B AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

           If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

           If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series B AMPS shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

           (i) all Hold Orders for Series B AMPS will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of Series B AMPS held by such Existing Holder, and, if the number of Series B AMPS shares subject to such Hold Orders exceeds the number of shares of Outstanding Series B AMPS held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

           (ii) (a) any Bid for Series B AMPS will be considered valid up to and including the excess of the number of Outstanding shares of Series B AMPS held by such Existing Holder over the number of Series B AMPS shares subject to any Hold Orders referred to in clause (i) above;

                  (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series B AMPS is submitted to the Auction Agent with the same rate and the number of Outstanding shares of Series B AMPS subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Series B AMPS subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Series B AMPS equal to such excess;

                  (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series B AMPS is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                  (d) in any such event, the number, if any, of such Outstanding shares of Series B AMPS subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series B AMPS by or on behalf of a Potential Holder at the rate specified therein; and

           (iii) all Sell Orders for Series B AMPS will be considered valid up to and including the excess of the number of Outstanding shares of Series B AMPS held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
                  (ii) above.

If more than one Bid of a Potential Holder for Series B AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of Series B AMPS shares specified therein.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

           Not earlier than the Submission Deadline on each Auction Date for Series B AMPS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of Series B AMPS over the number of Outstanding shares of Series B AMPS subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series B AMPS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of Series B AMPS that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares of Series B AMPS that are the subject of Submitted Sell Orders (including the number of Series B AMPS shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

           If Sufficient Clearing Bids for Series B AMPS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series B AMPS shares which, when added to the number of Outstanding Series B AMPS shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series B AMPS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

           If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series B AMPS is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series B AMPS will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series B AMPS subject to such Sell Orders but will continue to own Series B AMPS for the next Dividend Period. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

           If all of the Outstanding Series B AMPS is subject to Submitted Hold Orders, the Applicable Rate for all Series B AMPS for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

           Based on the determinations made under "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Series B AMPS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series B AMPS subject to such Hold Orders.

           If Sufficient Clearing Bids for Series B AMPS shares have been made:

           (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series B AMPS subject to such Submitted Sell Order or Submitted Bid;

           (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding Series B AMPS subject to such Submitted Bid;

           (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series B AMPS shares subject to such Submitted Bid;

           (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series B AMPS subject to such Submitted Bid, unless the number of Outstanding Series B AMPS shares subject to all such Submitted Bids is greater than the number of Series B AMPS shares ("remaining shares") in excess of the Available Series B AMPS over the number of Series B AMPS shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series B AMPS subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series B AMPS shares subject to all such Submitted Bids of such Existing Holders; and

           (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series B AMPS will purchase any Available Series B AMPS not accounted for in clauses (ii) through (iv) above on a pro rata basis based on the Outstanding Series B AMPS shares subject to all such Submitted Bids.

           If Sufficient Clearing Bids for Series B AMPS shares have not been made (unless this results because all Outstanding Series B AMPS shares are subject to Submitted Hold Orders):

           (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series B AMPS subject to such Submitted Bid;

           (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series B AMPS shares subject to such Submitted Bid; and

           (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series B AMPS shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series B AMPS shares subject to all such Submitted Bids and Submitted Sell Orders.

           If, as a result of the pro rata allocation described in clauses
(iv) or (v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series B AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series B AMPS shares being sold or purchased on such Auction Date so that the number of Series B AMPS shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Series B AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series B AMPS for purchase among Potential Holders so that only whole Series B AMPS shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

           The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series B AMPS as a result of the Auction and will be required to advise each customer purchasing or selling Series B AMPS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series B AMPS shares on the registry of Existing Holders to be maintained by the Auction Agent.

           In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series B AMPS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

           If any Existing Holder selling Series B AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series B AMPS shares that is less than the number of Series B AMPS shares that otherwise was to be purchased by such person. In such event, the number of Series B AMPS shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of Series B AMPS shares will constitute good delivery.


                       ADDITIONAL INFORMATION CONCERNING
                   THE SERIES A PREFERRED AND SERIES B AMPS

           The additional information concerning the Series A Preferred and Series B AMPS contained in this SAI does not purport to be complete a complete description of those Series and should be read in conjunction with the description of the Series A Preferred and Series B AMPS contained in the Prospectus under "Description of the Series A Preferred and Series B AMPS." This description is subject to and qualified in its entirety by reference to the Fund's Governing Documents, including the provisions of the Statements of Preferences establishing, respectively, the Series A Preferred and the Series B AMPS. Copies of these Statements of Preferences are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the Series B AMPS

           Holders of Series B AMPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " -- Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Fund's Common Shares.

           By 12:00 noon, New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

           Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

           Holders of Series B AMPS will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See "-- Default Period."

           The amount of dividends per Outstanding Series B AMPS share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series B AMPS share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be 360.

           Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series B AMPS is set forth in the Prospectus. See "The Auction of Series B AMPS -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

           Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

           A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series B AMPS will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See "-- Notification of Dividend Period" below.

           Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series B AMPS Basic Maintenance Amount.

           The Maximum Rate will apply automatically following an Auction for Series B AMPS in which Sufficient Clearing Bids have not been made (other than because all Series B AMPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then-current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series B AMPS shares are subject (or are deemed to be subject) to Hold Orders.

           Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

           Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Series B AMPS; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series B AMPS has been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Orders existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series B AMPS Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series B AMPS Basic Maintenance Report to each Rating Agency which is then rating the Series B AMPS and so requires.

           If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than ten days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

           No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

           (a) a notice stating (i) that the Fund has determined to designate the immediately succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (ii) the terms of the Specific Redemption Provisions, if any; or

           (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

           Default Period. A "Default Period" with respect to the Outstanding Series B AMPS will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Dividend Payment Date or Redemption Date (or such later date as the Paying Agent may authorize), as the case may be, (i) the full amount of any declared dividend on the Outstanding Series B AMPS payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the Series B AMPS being redeemed on such Redemption Date (a "Redemption Default" and, together with a Dividend Default, a "Default").

           A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

           In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series B AMPS, and the dividend rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate; provided, however, that if a Default Period is deemed not to have occurred because the Default has been cured, then the dividend rate for the period shall be the Applicable Rate set at the auction for such period.

           Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series; provided, however, that if a Default Period shall end prior to the end of Standard Dividend Period that had commenced during the Default Period, an Auction shall be held on the last day of such Standard Dividend Period.

           In the event the Fund fully pays all default amounts due during a Dividend Period, the dividend rate for the remainder of that Dividend Period will be, as the case may be, the Applicable Rate (for the first Dividend Period following a Dividend Default) or the Maximum Rate (for any subsequent Dividend Period for which such Default is continuing).

           No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

           Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding Common Shares, or purchase any such Common Shares, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series A Preferred or Series B AMPS, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital shares), or (ii) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding capital shares, including the Series A Preferred or Series B AMPS, or purchase any such capital shares if, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares), except that dividends may be declared upon any Preferred Shares, including the Series A Preferred or Series B AMPS, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares). A declaration of a dividend or other distribution on or purchase or redemption of Series A Preferred or Series B AMPS is prohibited, unless there is no event of default under indebtedness senior to the Series A Preferred and/or Series B AMPS and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Shares (including the Series A Preferred and/or Series B AMPS).

           For so long as the Series A Preferred or Series B AMPS is Outstanding, except as otherwise provided in the Statement of Preferences, the Fund will not pay any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series A Preferred and/or Series B AMPS as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Series A Preferred and/or Series B AMPS (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series A Preferred or Series B AMPS and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Shares, including the Series A Preferred and/or Series B AMPS, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Shares, including the Series A Preferred and/or Series B AMPS (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of Preferred Shares to be redeemed pursuant to any provision for mandatory redemption contained in the Statements of Preferences, including any Series A Preferred and/or Series B AMPS required or determined to be redeemed pursuant to any such provision.

           No full dividend will be declared or paid on the Series A Preferred or Series B AMPS for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Preferred Shares (including the Series A Preferred and/or Series B
AMPS) have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all such Preferred Shares, any dividends being paid on such Preferred Shares (including the Series A Preferred and/or Series B AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of Preferred Shares on the relevant Dividend Payment Date.

Asset Maintenance

           The Fund is required to satisfy two separate asset maintenance requirements in respect of its Preferred Shares, including the Series A Preferred and/or Series B AMPS: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of each of the series of Preferred Shares, including Series A Preferred and/or Series B AMPS, plus specified liabilities, payment obligations and other amounts; and
(ii) the Fund must maintain asset coverage for its Outstanding Preferred Shares, including for the Series A Preferred and/or Series B AMPS, of at least 200%.

           Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the Series A Preferred or Series B AMPS at the request of the Fund) and S&P (if S&P is then rating the Series A Preferred or Series B AMPS at the request of the Fund). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the related Cure Date, the Fund will be required under certain circumstances to redeem some or all of the Series A Preferred or Series B AMPS.

           The "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (a) the product of the number of shares of each class or series of Preferred Shares Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (b) to the extent not included in (a) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding Preferred Share from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Shares, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Shares then Outstanding during the 31 days following such Valuation Date or, if less, during the number of days following such Valuation Date that Preferred Shares called for redemption are scheduled to remain Outstanding;
(c) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Shares will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (d) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in (or specifically excluded by) any of (i)(a) through (i)(c) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (a) the adjusted value of any of the Fund's assets or (b) the face value of any of the Fund's assets if, in the case of both (ii)(a) and (ii)(b), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of Preferred Shares or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least "Aaa", "P-1", "VMIG-1" or "MIG-1" or by S&P of at least "AAA", "SP-1+" or "A-1+", and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disbursing agent or Paying Agent, as the case may be, for the payment of the amounts needed to redeem or repurchase Preferred Shares subject to redemption or repurchase or any of (i)(b) through
(i)(d); and provided that in the event the Fund has repurchased Preferred Shares and irrevocably segregated or deposited assets as described above with its custodian bank or the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Preferred Shares to be repurchased from (i) above.

           The Discount Factors - the criteria used to determine the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the Basic Maintenance Amount - are based on the criteria established by each Rating Agency in connection with rating, as the case may be, the Series A Preferred or Series B AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund may seek to alter the composition of its portfolio to re-attain the Basic Maintenance Amount on or prior to the applicable Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

           The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series A Preferred or the Series B AMPS at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provisions in the Fund's Statements of Preferences for the Series A Preferred and Series B AMPS, including provisions that have been adopted by the Fund pursuant to the rating agency guidelines, if the Board of Trustees determines that such amendments or modifications (i) are necessary to prevent a reduction in, or the withdrawal of, a rating of the Series A Preferred or Series B AMPS and are in the aggregate in the best interests of the holders of the Series A Preferred or Series B AMPS, as the case may be, or (ii) will not in the aggregate adversely affect the rights and preferences of the holders of Series A Preferred or Series B AMPS, provided, that in the case of clause (ii) the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency's then-current rating of the Fund's preferred shares.

           Among the modifications or amendments of the Statements of Preferences that would not be held to adversely affect the rights and preferences of the Series A Preferred or Series B AMPS would be the following:

           o a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

           o a modification of the calculation of the adjusted value of the Fund's eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

           1940 Act Asset Coverage. As of each Valuation Date, the Fund will determine whether the 1940 Act Asset Coverage is met as of that date. The Fund will deliver to the Auction Agent and each Rating Agency a 1940 Act Asset Coverage Certificate which sets forth the determination of the preceding sentence (i) as of the Date of Original Issue and, thereafter, (ii) as of (x) the last Business Day of each March, June, September and December and (y) a Business Day on or before any 1940 Act Asset Coverage Cure Date following a failure to meet 1940 Act Asset Coverage. Such 1940 Act Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the last Business Day of such March, June, September and December, as the case may be, or the relevant Cure Date.

           Notices. The Fund must deliver a Basic Maintenance Report to each applicable Rating Agency and the Auction Agent, if any, which sets forth, as of the related Monthly Valuation Date, Eligible Assets sufficient to meet or exceed the applicable Basic Maintenance Amount, the Market Value and Discounted Value thereof (in a series and in the aggregate) and the applicable Basic Maintenance Amount. Such Basic Maintenance Reports must be delivered as of the applicable Date of Original Issue and thereafter upon the occurrence of specified events on or before the fifth Business Day after the relevant Monthly Valuation Date or Cure Date.

                  As for any Valuation Date for which the Fund's ratio of the Discounted Value of Eligible Assets in respect of any Rating Agency to the Basic Maintenance Amount is less than or equal to 110%, the Fund shall deliver, by fax or email before 5:00 p.m. New York City time on the first Business Day following such Valuation Date, notice of such ratio to each Rating Agency.

Deposit Assets Requirements Relating to the Series B AMPS

           The Fund is obligated to deposit in a segregated custodial account a specified amount of Deposit Assets not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Series B AMPS. These Deposit Assets, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable Dividend Payment Date or Redemption Date, and will mature prior to such date.

Restrictions on Transfer Relating to the Series B AMPS

           Series B AMPS may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, or (iii) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Series B AMPS through different Broker-Dealers, advises the Auction Agent of such transfer. Any certificates representing the Series B AMPS shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.


                          MOODY'S AND S&P GUIDELINES

           The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the applicable Statement of Preferences. Copies of the Statements of Preferences are filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.

           The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and S&P, each a Rating Agency, in connection with the Fund's receipt of a rating of "Aaa" from Moody's and "AAA" from S&P, respectively, for the Series B AMPS and a rating of "Aaa" from Moody's for the Series A Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

           The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the such guidelines, greater than the aggregate liquidation preference of the Outstanding Series A Preferred, Series B AMPS and other Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Series A Preferred, Series B AMPS and other Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on its Common Shares. See "Additional Information Concerning The Series A Preferred and Series B AMPS -- Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and will apply to the Series A Preferred or Series B AMPS only so long as the relevant Rating Agency is rating such shares at the request of the Fund. If in the future the Fund elected to issue senior securities rated by a rating agency other than Moody's or S&P, other similar arrangements might apply with respect to those securities.

           The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Maintenance Amount"), the determination of which is as set forth under "Additional Information Concerning The Series A Preferred and Series B AMPS -- Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency). Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

           The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

           A rating of preferred shares as "Aaa" (as described by Moody's) or "AAA" (as described by S&P) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by Moody's and S&P, an issue of preferred shares which is rated "Aaa" or "AAA" is considered to be top-quality preferred shares with good asset protection and the least risk of dividend impairment within the universe of preferred shares.

           The Fund will pay certain fees to Moody's and S&P for rating, as the case may be, the Series A Preferred and/or Series B AMPS. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series A Preferred or Series B AMPS should be evaluated independently of any other rating. Ratings are not recommendations to purchase, hold or sell Series A Preferred or Series B AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Fund has no current intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

MOODY'S GUIDELINES

Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.

           The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:


                                                                                                                         Moody's
Type of Moody's Eligible Asset:                                                                                     Discount Factor:
Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
      U.S. Treasury Securities with final maturities that are less than or equal to 60 days....................            1.00
      Demand or time deposits, certificates of deposit and bankers' acceptances includable in
        Moody's Short Term Money Market Instruments............................................................            1.00
      Commercial paper rated P-1 by Moody's maturing in 30 days or less........................................            1.00
      Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days
        or less................................................................................................            1.15
      Commercial paper rated A-1+ by S&P maturing in 270 days or less..........................................            1.25
      Repurchase obligations includable in Moody's Short Term Money Market Instruments if
        term is less than 30 days and counterparty is rated at least A2........................................            1.00
      Other repurchase obligations.............................................................................            **
U.S. Common Stock and Common Stock of foreign issuers for which ADRs are traded
       Utility.................................................................................................            1.70
      Industrial...............................................................................................            2.64
      Financial................................................................................................            2.41
Common Stock of foreign issuers (in existence for at least five years) for which no ADRs are
traded.........................................................................................................            4.00
Convertible preferred stocks...................................................................................            3.00
Preferred stocks:
      Auction rate preferred stocks............................................................................            3.50
      Other preferred stocks issued by issuers in the financial and industrial industries......................            2.09

--------

** Discount factor applicable to the underlying assets.


      Other preferred stocks issued by issuers in the utilities industry.......................................            1.55
U.S. Government Obligations (other than U.S. Treasury Securities set forth above or U.S.
   Treasury Securities Strips set forth below).................................................................            1.04-1.26
U.S. Treasury Securities Strips................................................................................            1.04-1.66
Corporate Debt:
   Non-convertible corporate debt rated Aaa....................................................................            1.09-1.50
   Non-convertible corporate debt rated at least Aa3...........................................................            1.12-1.55
   Non-convertible corporate debt rated at least A3............................................................            1.15-1.60
   Non-convertible corporate debt rated at least Baa3..........................................................            1.18-1.65
   Non-convertible corporate debt rated at least Ba3...........................................................            1.37-1.96
   Non-convertible corporate debt rated at least B1and B2......................................................            1.50-2.29
   Non-convertible unrated corporate debt......................................................................            2.50
   Convertible corporate debt rated at least Aa3 issued by the following type of issuers:
      Utility..................................................................................................            1.62-1.67
      Industrial...............................................................................................            2.56-2.61
      Financial................................................................................................            2.33-2.38
      Transportation...........................................................................................            2.50-2.65
   Convertible corporate debt rated at least A3 issued by the following type of issuers:
      Utility..................................................................................................            1.72
      Industrial...............................................................................................            2.66
      Financial................................................................................................            2.43
      Transportation...........................................................................................            2.75
   Convertible corporate debt rated at least Baa3 issued by the following type of issuers:
      Utility..................................................................................................            1.88
      Industrial...............................................................................................            2.82
      Financial................................................................................................            2.59
      Transportation...........................................................................................            2.85
   Convertible corporate debt rated at least Ba3 issued by the following type of issuers:
      Utility..................................................................................................            1.95
      Industrial...............................................................................................            2.90
      Financial................................................................................................            2.65
      Transportation...........................................................................................            2.90
   Convertible corporate debt rated at least B2 issued by the following type of issuers:
      Utility..................................................................................................            1.99
      Industrial...............................................................................................            2.93
      Financial................................................................................................            2.70
      Transportation...........................................................................................            2.95


"Moody's Eligible Assets" means:

                     (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least "Baa3" by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 49 days on investments);

                     (b)  Short-Term Money Market Instruments;

                     (c) commercial paper that is not includable as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least "P-1" and maturing within 270 days;

                     (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least "Baa1" by Moody's or
(B) are rated at least "Baa3" by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least "A-" by S&P or (2) are rated at least "A-" by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "Baa3", (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "A1" by Moody's or, if not rated by Moody's, are rated at least "AA-" by S&P), (v) which pay cumulative cash dividends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached,
(vii) which are not issued by issuers in the transportation industry and
(viii) in the case of auction rate preferred stocks, which are rated at least "Aa3" by Moody's, or if not rated by Moody's, "AAA" by S&P, AAA by Fitch or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Fund's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Fund's total assets;

                     (e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar- denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                     (f) ADR securities, based on the following guidelines:
(i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

                     (g) U.S. Government Obligations;

                     (h) corporate evidences of indebtedness (i) which may be sold without restriction by the Fund which are rated at least "B3" ("Caa" subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least "BB-" by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least "Baa3" or
(B) $50,000,000 if rated "B" or "Ba3", (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below "Baa3" or not rated, the aggregate Market Value of the Fund's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance;

                     (i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least "B2" by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least "BB" by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Fund's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (j) below; and

                     (j) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the following obligations may be includable in Moody's Eligible Assets.

           Notwithstanding anything to the contrary in the preceding clauses
(a)-(j), the Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings: Issuer:

                                                                Non-Utility                           Utility
                                                               Maximum Single                     Maximum Single
Moody's Rating(1)(2)                                           Issuer(3)(4)                        Issuer(3)(4)
--------------------                                           ------------                        ------------
Aaa                                                                  100%                             100%
Aa                                                                    20%                              20%
A                                                                     10%                              10%
CS/CB, "Baa", Baa(5)                                                   6%                               4%
Ba                                                                     4%                               4%
B1/B2                                                                  3%                               3%
B3 or below                                                            2%                               2%


Industry and State:


                                                                                   Utility                 Utility
                                                      Non-Utility                  Maximum                 Maximum
                                                     Maximum Single              Single Sub-                Single
Moody's Rating(1)                                     Industry(3)              Industry(3)(6)              State(3)
-----------------                                     -----------              --------------              --------
Aaa                                                      100%                       100%                     100%
Aa                                                        60%                        60%                      20%
A                                                         40%                        50%                      10%(7)
CS/CB, "Baa", Baa(5)                                      20%                        50%                       7%(7)
Ba                                                        12%                        12%                       0%
B1/B2                                                      8%                         8%                       0%
B3 or below                                                5%                         5%                       0%

___________________

           (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

           (2) Corporate evidences of indebtedness from issues ranging from $50,000,000 to $100,000,000 are limited to 20% of
                     Moody's Eligible Assets.

           (3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

           (4) Issuers subject to common ownership of 25% or more are considered as one name.

           (5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

           (6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

           (7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.


S&P GUIDELINES

           Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Series B Preferred Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.

           The following Discount Factors apply to portfolio holdings as described below in order to constitute S&P Eligible Assets includable within the calculation of Discounted Value:


       Asset Class Obligor                    Discount Factors (1)
          (Collateral)                        --------------------
          ------------
Common Stock                                         230.4%
30-yr treasury notes                                 126.7%
10-yr treasury notes                                 121.6%
5-yr treasury notes                                  115.1%
2-yr treasury notes                                  109.4%
52 week treasury bills                               105.8%
STMMI with maturities                                112.7%
from 181 to 360 days
STMMI with maturities                                 104%
from 1 to 180
Non-rated 2a-7 eligible                               111%
money market funds used
as sweep accounts
Cash, receivables due                                 100%
within 5 business days of
a Valuation Date, demand
deposits and STMMI with
next day maturities held
in 'A-1+' rated institutions,
'AAAm' rated money
market funds & 'A-1+'
commercial paper with
maturities of 30 days or
less
___________________
                     (1) For an S&P rating of "AAA".

           "S&P Eligible Assets" means:

                     (a) Deposit Securities; and

                     (b) common stocks that satisfy all of the following conditions:

                               (i)        such common stock (including the
                                          common stock of any predecessor or
                                          constituent issuer) has been traded
                                          on a recognized national securities
                                          exchange or quoted on the National
                                          Market System (or any equivalent or
                                          successor thereto) of Nasdaq for at
                                          least 450 days,

                               (ii)       the Market Capitalization of such
                                          issuer of common stock exceeds $100
                                          million,

                               (iii) the issuer of such common stock is not an entity that is treated as a partnership for federal income tax purposes,

                               (iv)       if such issuer is organized under
                                          the laws of any jurisdiction other
                                          than the United States, any state
                                          thereof, any possession or territory
                                          thereof or the District of Columbia,
                                          the common stock of such issuer held
                                          by the Fund is traded on a
                                          recognized national securities
                                          exchange or quoted on the National
                                          Market System of Nasdaq either
                                          directly or in the form of
                                          depository receipts, and

                               (v) if such issuer is registered as an investment company under the 1940 Act, such issuer does not invest more than 25% of the value of its gross assets in securities that are not S&P Eligible Assets by reason of clause (iv) above;

                     provided, however, that the Fund's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Eligible Assets only to the extent that:

                               (1) restricted stocks (144a securities) or any pink sheet stocks (generally, stock that are not carried in daily over-the-counter newspaper listings) are ineligible; and

                               (2)        the aggregate Market Value of the
                                          Fund's holdings of any single
                                          issuer is not in excess of 4% of the
                                          aggregate Market Value of the
                                          Fund's S&P Eligible Assets.

                     (c) Preferred stocks on such basis as S&P may determine in response to a request from the Fund.

           Notwithstanding the foregoing, an asset will not be considered an S&P Eligible Asset if it is held in a margin account, is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind or has been deposited irrevocably for the payment of dividends, redemption payments or any other payment or obligation under the Fund's Statement of Preferences.

           In addition, so long as any Series B AMPS are Outstanding and S&P is rating such Series B AMPS at the Fund's request, the Fund will not, unless it has received written confirmation that any such transaction would not impair the rating then assigned by S&P to the Series B AMPS, engage in any one or more of the following transactions:

                     (a) purchase or sell futures contracts; write, purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund (collectively, "S&P Hedging Transactions"), except subject to the following limitations:

                               (i) for each net long or short position in S&P
                     Hedging Transactions, the Fund will maintain in a segregated account with the Fund's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Fund's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Fund's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the SEC or by interpretations of the SEC's staff;

                               (ii) the Fund will not engage in any S&P
                     Hedging Transaction which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts, in aggregate, based on the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Wilshire 5000 Index, the Nasdaq Composite Index and the New York Stock Exchange Composite Index (or any component of any of the forgoing) exceeding in number 50% of the market value of the Fund's total assets or (B) outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                               (iii) the Fund will engage in closing
                     transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event
                     (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Series B AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                               (iv) the Fund will engage in a closing
                     transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

                               (v) when the Fund writes a futures contract or
                     option thereon, either the amount of margin posted by the Fund (in the case of a futures contract) or the marked-to-market value of the Fund's obligation (in the case of a put option written by the Fund) shall be treated as a liability of the Fund for purposes of calculating the Series B AMPS Basic Maintenance Amount, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security and the Fund does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Series B AMPS Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

                               (b) borrow money, except for the purpose of
clearing securities transactions if (i) the Series B AMPS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is not intended to be publicly distributed or (B) is for "temporary purposes," and is in an amount not exceeding 5 percent of the market value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                               (c) engage in any short sales of equity
securities (other than short sales against the box) unless the Fund maintains in a segregated account with the Fund's custodian an amount of cash or other readily marketable securities having a market value, when added to any amounts on deposit with the Fund's broker as collateral for its obligation to replace the securities borrowed and sold short, at least equal to the current market value of securities sold short, marked-to-market on a daily basis;

                               (d) utilize any pricing service other than FT
Interactive Data, Reuters, Telekurs, Bloomberg Financial Markets, J.J. Kenney Pricing Service, Merrill Lynch Securities Pricing Service or Bridge Data Corp., and any pricing service then permitted by S&P; or

                               (e) enter into any reverse repurchase
agreement, other than with a counterparty that is rated at least "A-1+" by S&P.

                                NET ASSET VALUE

           The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange.

           Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

           Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

           Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                               BENEFICIAL OWNERS

           As of June 30, 2003, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Common Shares.

           As of June 30, 2003, the trustees and officers of the Fund as a group beneficially owned approximately 1.55% of the Fund's outstanding Common Shares.

                              GENERAL INFORMATION

Book-Entry-Only Issuance

           DTC will act as securities depository for the shares of Series A Preferred and/or Series B AMPS offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

           DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

           Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

           DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

           Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

           Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

           DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

Counsel and Independent Accountants

           Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of Series A Preferred and/or Series B AMPS.

           PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.

                             FINANCIAL STATEMENTS

           The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2002, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554). The unaudited financial statements dated June 30, 2003, follow.

                           PORTFOLIO OF INVESTMENTS
                           June 30, 2003 (Unaudited)

                                                        Market
Shares                                    Cost          Value
        COMMON STOCKS - 87.9%
        Agriculture - 0.0%
 20,000 Cadiz Inc.+.............          $  3,000   $     2,700
                                          ---------   ----------

        Communications Equipment - 0.2%
 60,000 Furukawa Electric Co. Ltd.         419,016       195,877
                                          ---------   ----------

        Energy and Utilities:  Electric - 21.0%
220,000 AES Corp.+..............          1,072,514    1,397,000
 20,000 Calpine Corp.+                       52,600      132,000
 55,000 Cinergy Corp............          1,727,502    2,023,450
 20,000 Cleco Corp..............            364,947      346,400
80,0000 DPL Inc.                          1,547,470    1,275,200
 19,000 DTE Energy Co...........            807,570      734,160
 90,000 Edison International +..          1,037,120    1,478,700
160,000 El Paso Electric Co.+...          1,462,191    1,972,800
 22,000 FPL Group Inc...........          1,192,215    1,470,700
 44,000 Great Plains Energy Inc.            919,607    1,270,720
 55,000 Maine Public Service Co.          1,750,455    1,788,050
170,000 Northeast Utilites......          3,354,147    2,845,800
 55,000 SCANA Corp..............          1,694,645    1,885,400
118,000 TECO Energy Inc.........          1,863,891    1,414,820
 22,000 UIL Holdings Corp.......            966,711      892,100
 20,000 Unisource Energy Corp...            236,625       376,00
                                         ----------   ----------
                                         20,050,210   21,303,300
                                         ----------   ----------

        Energy and Utilities:  Integrated - 35.6%
162,000 Allegheny Energy Inc....          1,462,197    1,368,900
 13,000 ALLETE Inc..............            222,463      345,150
 75,000 Alliant Energy Corp.....          1,256,310    1,427,250
150,000 Aquila Inc..............            423,832      387,000
    500 Avista Corp.............              5,575        7,075
 18,000 Central Vermont Public
            Service Corp........            327,361      351,900
 48,000 CH Energy Group Inc.....          2,186,400    2,160,000
165,000 CMS Energy Corp.........          1,334,352    1,336,500
 75,000 Constellation Energy
            Group Inc...........          2,109,100    2,572,500
  2,000 Dominion Resources Inc..             80,310      128,540
180,000 DQE Inc.................          3,128,555    2,712,600
150,000 Duke Energy Corp........          2,884,145    2,992,500
100,000 El Paso Corp............          1,049,809      808,000
 13,000 Empire District Electric
           Co...................            259,961      282,750
 32,000 Energy East Corp........            595,433      664,320
  5,000 Entergy Corp............            140,415      263,900
  8,979 FirstEntergy Corp.......            287,099      345,243
 83,666 Florida Public Utilities
           Co...................          1,051,557    1,367,939
 20,000 Green Mountain Power Corp.          416,731      400,000
 30,000 MGE Energy Inc..........            816,100      941,400
110,000 Mirant Corp.+...........            900,482      319,000
  5,000 NiSource Inc............            103,120       95,000



                                                          Market
Shares                                    Cost             Value
------                                    ----            ------
 45,000 NiSource Inc. (Sails)+.....      $   90,000       99,900
 64,000 NSTAR......................       2,729,958    2,915,200
  6,000 Otter Tail Corp............         167,121      161,880
 50,000 PG&E Corp.+................         625,746    1,057,500
 10,000 PNM Resources Inc..........         185,900      267,500
 45,000 Progress Energy Inc.              1,959,850    1,975,500
 40,000 Progress Energy Inc., CVO+.          20,800        4,200
 12,000 Puget Energy Inc...........         266,242      286,440
 30,000 Sierra Pacific Resources+..         227,798      178,200
 30,000 TXU Corp...................         483,015      673,500
 10,000 Unitil Corp................         271,147      241,000
 10,000 Vectren Corp...............         245,531      250,500
215,000 Westar Energy Inc..........       3,192,547    3,489,450
 10,000 Wisconsin Energy Corp......         257,794      290,000
  7,000 WPS Resources Corp.........         204,319      281,400
175,000 Xcel Energy Inc............       3,004,875    2,632,000
                                         ----------   ----------
                                         34,973,950   36,081,637
                                         ----------   ----------


        Energy and Utilities:  Natural Gas - 14.9%

 33,000 AGL Resources Inc..........         805,954      839,520
  3,000 Atmos Energy Corp..........          66,880       74,400
 13,800 Cascade Natural Gas Corp...         295,987      263,580
  3,000 Chesapeake Utilities Corp..          55,515       67,800
 29,800 Delta Natural Gas Co. Inc..         496,324      700,002
 40,000 Dynegy Inc., Cl. A +.......         250,000      168,000
  1,000 EnergySouth Inc............          26,780       32,800
 38,000 National Fuel Gas Co.......         890,728      989,900
 90,000 Nicor Inc..................       1,982,877    3,339,900
 15,000 NUI Corp...................         174,468      232,800
 65,000 ONEOK Inc..................       1,121,404    1,275,950
 19,000 Peoples Energy Corp........         665,481      814,910
 20,000 Piedmont Natural Gas Co.
          Inc......................         588,123      776,200
  3,000 RGC Resources, Inc.........          59,164       70,020
115,000 SEMCO Energy Inc...........       1,528,444      669,300
102,566 Southern Union Co.+........       1,458,095    1,737,468
145,000 Southwest Gas Corp.........       3,596,118    3,071,100
                                         ----------   ----------
                                         14,062,342   15,123,650
                                         ----------   ----------

        Energy and Utilites:  Water - 5.3%

 12,000 American States Water Co...        266,173       327,600
 11,000 Artesian Resources Corp.,
            C1.A...................      l.257,250       395,989
 20,500 BIW Ltd....................        385,069       372,075
 20,520 California Water
            Service Group..........        566,928       577,022
  7,500 Connecticut Water
            Service Inc............        146,455       191,625
 38,500 Middlesex Water Co.........        801,886       948,640
 20,066 Pennichuck Corp............        489,727       495,630
 12,000 Philadelphia Suburban Corp.        183,101       292,560
 18,300 SJW Corp...................      1,768,527     1,560,075




                See accompanying notes to financial statements.

                           June 30, 2003 (Unaudited)

                                                               Market
   Shares                                       Cost           Value
   ------                                       ----           ------
COMMON STOCKS (Continued)
            -
             Energy and Utilities:  Water (Continued)
       5,512 Southwest Water Co.              $    52,058    $     77,003
       6,000 York Water Co.                       108,629          98,520
                                              ------------   ------------
                                                5,025,983       5,336,739
                                              ------------   ------------

             Environmental Services - 0.1%
      18,000 Catalytica Energy
                  Systems Inc.+...........        179,986          48,600

             Equipment and Supplies - 0.0%
                                          -
      10,000 Capstone Turbine Corp.+               13,980          10,900
                                              ------------   ------------

             Exchange Traded Funds - 2.1%

      28,000 Utilities HOLDRs Trust             2,015,370       2,088,800
                                              ------------   ------------

             Metals and Mining - 0.5%
       6,168 Fording Canadian Coal                132,561         111,764
                     Trust (New York)
      19,532 Fording Canadian Coal
                     Trust (Toronto)              389,730         350,750
                                              ------------   ------------
                                                  522,291         462,514
                                              ------------   ------------

             Satellite - 0.6%
      50,000 General Motors Corp., Cl. H+         870,553         640,500
                                              ------------   ------------

             Telecommunications - 6.6%
      45,000 BellSouth Corp.                    1,411,141       1,198,350
      30,000 BT Group plc, ADR                  1,094,015       1,009,800
      24,000 CenturyTel Inc.                      910,440         836,400
     140,000 Cincinnati Bell Inc.+                953,620         938,000
      18,000 Citizens Communications
                     Co.+                         132,130         232,020
       2,000 Commonwealth Telephone
                     Enterprises Inc.+             65,002          87,940
      19,788 D&E Communications Inc.              231,091         226,573
       9,000 Deutsche Telekom AG, ADR +           162,149         136,800
       2,000 France Telecom SA, ADR                22,799          49,300
      40,000 Touch America Holdings Inc.+          38,488           2,680
      49,000 Verizon Communications Inc.        1,876,164       1,933,050
       2,045 WilTel Communications Inc.+           53,526          30,143
                                              ------------   ------------
                                                6,950,295       6,681,056
                                              ------------   ------------

             Wireless Communications - 1.0%
      39,000 mm02 plc, ADR+                       405,354         359,970
      35,000 Nextel Communications Inc.,
                    Cl. A+                        460,343         632,800
                                              ------------   ------------
                                                  865,697         992,770
                                              ------------   ------------
             TOTAL COMMON STOCKS               85,952,673      88,969,043
                                              ------------   ------------


                                                               Market
   Shares                                       Cost           Value
   ------                                       ----           ------
             PREFERRED STOCKS - 1.2%
             Telecommunications - 1.2%
      23,000 Citizens Communications Co.,
                 5.00% Cv. Pfd............  $   1,094,616    $   1,219,000
                                            -------------    -------------
  Principal
    Amount
   --------
             CORPORATE BONDS - 0.8%
             Energy and Utilities:  Integrated - 0.8%
 $ 1,100,000 Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21+........        833,029          825,000
                                            -------------    -------------

             REPURCHASE AGREEMENT - 10.0%
  10,089,000 Agreement with State Street
                 Bank and Trust Co.,
                 1.080%, dated 06/30/03,
                 due 07/01/03, proceeds at
                 maturity, $10,089,303(a).     10,089,000        10,089,00
                                            -------------    -------------
TOTAL INVESTMENTS - 99.9%................. $   97,969,318    $ 101,102,043
                                            =============    -------------

Other Assets in Excess of Liabilities - 0.1%..............         150,362
                                                             -------------

NET ASSETS - 100.0%
(15,282,735 shares outstanding)..........................    $ 101,252,405
                                                             =============

NET ASSET VALUE
($101,252,405 / 15,282,735 shares outstanding)...........            $6.63
                                                             =============
-------------
             For Federal tax purposes:
             Aggregate cost..............................    $  97,227,406
                                                             =============

             Gross unrealized appreciation...............    $  10,072,345
             Gross unrealized depreciation...............       (6,197,708)
                                                             -------------

             Net unrealized appreciation.................    $   3,874,637
                                                             =============

-------------
(a)     Collateralized by U.S. Treasury Note, 3.375%, due
        04/30/04, market value $10,293,821.
+       Non-income producing security.
ADR -      American Depository Receipt.
CVO -   Contingent Value Obligation.


                See accompanying notes to financial statements.

               STATEMENT OF ASSETS AND LIABILITIES
                    June 30, 2003 (Unaudited)
Assets:
    Investments, at value (Cost $97,969,318)....     $101,102,043
    Cash........................................              757
    Dividends and interest receivable...........          308,141
    Receivable for investments sold.............          489,920
    Other assets................................            3,465

    Total Assets................................      101,904,326
                                                 ----------------

Liabilities:
    Payable for investments purchased...........          182,918
    Payable for investment advisory fees........           83,812
    Payable for audit and legal fees............           19,118
    Other accrued expenses......................          366,073
    Total Liabilities...........................          651,921
    Net Assets applicable to 15,282,735 shares
    outstanding.................................     $101,252,405
                                                 ================

Net Assets consist of:
    Shares of beneficial interest, at par value.          $15,283
    Additional paid-in capital..................       99,159,823
    Accumulated net realized loss on investments       (1,055,344)
    Net unrealized appreciation on investments..        3,132,643
    Total Net Assets............................     $101,252,405
                                                 ================
    Net Asset Value
       ($101,252,405 / 15,282,735 shares                    $6.63
       outstanding; unlimited number of shares
       authorized of $0.001 par value)..........
                                                 ================



                     STATEMENT OF OPERATIONS
        For the Six Months Ended June 30, 2003 (Unaudited)
Investment Income:
    Dividends (net of foreign taxes $4,647)........    $1,582,099
    Interest.......................................       106,091
                                                    -------------

    Total Investment Income........................     1,688,190
                                                    -------------
Expenses:
    Investment advisory fees.......................       462,568

    Shareholder communications expenses............       146,113
    Shareholder services fees......................       123,155
    Payroll........................................        66,335
    Trustees' fees.................................        22,582
    Legal and audit fees...........................        17,718
    Custodian fees.................................         7,448
    Miscellaneous expenses.........................        48,770
                                                    -------------

    Total Expenses.................................       894,689
                                                    -------------

    Less:  Custodian fee credit....................          (147)
                                                    -------------

    Net Expenses...................................       894,542
                                                    -------------

    Net Investment Income..........................       793,648
                                                    -------------

Net Realized and Unrealized Gain (Loss) on
    Investments
    Net realized loss in investments...............    (1,635,388)
    Net change in unrealized appreciation on
       investments.................................    11,593,255
                                                    -------------

    Net Realized and Unrealized Gain (Loss) on
       Investments.................................     9,957,867
                                                    -------------

Net Increase in Net Assets Resulting
        from Operations............................   $10,751,515
                                                    =============


                                                  STATEMENT OF CHANGES IN NET ASSETS

                                                                                  June 30, 2003              Year Ended
                                                                                   (Unaudited)            December 31, 2002
                                                                              ---------------------     ---------------------
Operations:
    Net investment income....................................................       $       793,648              $  1,448,624
    Net realized loss on investments.........................................            (1,635,388)                3,644,126
    Net change in unrealized appreciations/depreciation on investments.......            11,593,255               (11,989,550)

    Net Increase (Decrease) in Net Assets resulting from operations..........            10,751,515                (6,896,800)
Distributions to Common Stock Shareholders:
    Net investment income....................................................              (793,648)               (1,475,143)
    Net realized gain on investments.........................................                    --                (4,760,629)
    Return of capital........................................................            (4,686,805)               (3,261,058)
    Total Distributions to Common Stock Shareholders.........................            (5,480,453)               (9,496,830)
Trust Share Transactions:
    Net increase in net assets from common shares issued in rights offering..                    --                27,737,238
    Net increase in net assets from common shares issued upon
      reinvestment of dividends and distributions............................               870,263                 1,570,082

    Net Increase in Net Assets from Trust Share Transactions.................               870,263                29,307,320

    Net Increase in Net Assets...............................................             6,141,325                12,913,690
Net Assets:
    Beginning of period......................................................            95,111,080                82,197,390
    End of period............................................................          $101,252,405              $ 95,111,080


                                            See accompanying notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization. The Gabelli Utility Trust (the "Utility Trust") is a closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

Effective August 1, 2002, the Fund modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy").

The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

    Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

    Repurchase Agreements. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked- to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

    Securities Sold Short. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex- dividend date and interest expense is recorded on the accrual basis.

    Foreign Currency Translation. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

    Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

    Provision for Income Taxes. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

    Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Agreements and Transactions with Affiliates. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

    During the six months ended June 30, 2003, Gabelli & Company, Inc. and its affiliates received $26,975 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

    The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the six months ended June 30, 2003, the Gabelli Utility Trust reimbursed the Adviser $17,400 in connection with the cost of computing the Trust's net asset value.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, for the six months ended June 30, 2003 aggregated $13,736,614 and $2,710,040, respectively.

5. Capital. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2003, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

    On May 22, 2002, the Utility Trust distributed one transferable right for each of the 11,294,893 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.50 per share. The subscription period expired on June 27, 2002. The rights offering was fully subscribed resulting in the issuance of 3,764,965 common shares and proceeds of $28,237,239 to the Utility Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.15 per share as a result of the issuance of shares above net asset value.

    Transactions in shares of beneficial interest were as follows:


                                                       Six Months Ended
                                                         June 30, 2003                         Year Ended
                                                          (Unaudited)                       December 31, 2002
                                                -------------------------------      -------------------------------
                                                    Shares           Amount              Shares           Amount
                                                --------------   --------------      --------------   --------------
Shares issued in rights offering.............               --               --           3,764,965      $27,737,239
Shares issued upon reinvestment
    of dividends and distributions...........          102,243         $870,263             185,730        1,570,081
                                                --------------   --------------      --------------   --------------
Net increase.................................          102,243         $870,263           3,950,695      $29,307,320
                                                ==============   ==============      ==============   ==============

6. Industry Concentration. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                             FINANCIAL HIGHLIGHTS

           The Financial Highlights are included in their entirety on page 18 of the Prospectus.

                                CODE OF ETHICS

           The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is also available on the EDGAR Database on the SEC's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. The code of ethics was filed with the SEC as Exhibit 99-Q to the Fund's registration statement on Form N-2, filed on May 10, 2002.

                                   GLOSSARY

"Adjusted Value" of each Eligible Asset shall be computed as follows:

           (i) cash shall be valued at 100% of the face value thereof; and

           (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and

           (iii) each asset that is not an Eligible Asset shall be valued at zero.

"Administrator" means the other party to the Administration Agreement with the Fund which shall initially be Gabelli Funds, LLC, a New York limited liability company, and will include, as appropriate, any sub-administrator appointed by the Administrator.

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is a trustee of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a trustee of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 90% of the Reference Rate.

"Applicable Rate" means, with respect to the Series B AMPS, for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof or an Auction does not take place with respect to such Dividend Period because of the commencement of a Default Period that ends prior to an Auction Date, the Maximum Rate and (iii) if all Series B AMPS are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date that the preceding Auction Date would have been if not for the advancement procedure; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period; provided, further, however, that the Auction Date following a Default Period shall be the last Business Day in the Standard Dividend Period that commenced during such Default Period. Notwithstanding the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series B AMPS."

"Available Series B AMPS" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth in "Additional Information Concerning The Series A Preferred and Series B AMPS -- Asset Maintenance."

"Basic Maintenance Report" means a report prepared by the Administrator which sets forth, as of the related Monthly Valuation Date, (i) Moody's Eligible Assets and S&P Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, (ii) the Market Value and Discounted Value thereof (seriatim and in the aggregate), (iii) the Basic Maintenance Amount, and (iv) the net asset value of the Fund. Such report will also include (A) the month-end closing price for the Common Shares of the Trust (B) the monthly total-return per Common Shares, which will be determined based upon month-end closing share prices, assuming reinvestment of all dividends paid during such month and (C) the total leverage positions of the Trust. For the purposes of this Statement of Preferences, "Basic Maintenance Report" or "Report" shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Beneficial Owner" with respect to Series B AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"By-Laws" means the By-Laws of the Fund, as amended from time to time.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Shares" means the shares of the Fund's common beneficial interest, par value $.001 per share.

"Cure Date" has the meaning set forth in paragraph 3(a) of Part II of the Statement of Preferences for the Series A Preferred and paragraph 3(a)(ii) of
Part I of the Statement of Preferences for the Series B AMPS.

"Date of Original Issue" means the date on which the Series A Preferred or Series B AMPS, as the case may be, is originally issued by the Fund.

"Declaration" means the Agreement and Declaration of Trust of the Fund, dated as of February 25, 1999, as amended, supplemented or restated from time to time (including by the Statements of Preferences or by way of any other supplement or Statement of Preferences authorizing or creating a class of shares of beneficial interest in the Fund).

"Default Period" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Periods for the Series B AMPS."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

"Discount Factor" means (i) so long as Moody's is rating the Series A Preferred or Series B AMPS at the Fund's request, the Moody's Discount Factor,
(ii) so long as S&P is rating the Series B AMPS, the S&P Discount Factor, and/or (iii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, or (ii) such other formula for determining the discounted value of an Eligible Asset as may be established by an applicable Rating Agency, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Period."

"Dividend Payment Date" means, with respect to the Series A Preferred, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 1(a) of Part II of the Statement of Preferences of the Series A Preferred, and, with respect to the Series B AMPS, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 2(b) of Part I of the Statement of Preferences, for the Series B AMPS, and shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Dividend Period" means, with respect to the Series A Preferred, the quarterly dividend specified in paragraph 1(a) of Part II of the Statement of Preferences for the Series A Preferred and, with respect to Series B AMPS, the initial period determined in the manner set forth under "Designation" in the Statement of Preferences of the Series B AMPS, and thereafter, the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest day prior to the next succeeding Business Day.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Series A Preferred or Series B AMPS at the request of the Fund), S&P Eligible Assets (if S&P is then rating the Series B AMPS at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series A Preferred or Series B AMPS, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those shares of Series B AMPS listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those shares of Series B AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Governing Documents" means the Declaration, and the By-Laws.

"Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series B AMPS, the registered holder of Series B AMPS shares as the same appears on the share ledger or share records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

"LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (1) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (2) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (3) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (4) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (5) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (6) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (7) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (8) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (9) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (10) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (11) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (12) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (13) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"Liquidation Preference" means $25 per share of Series A Preferred and $25,000 per share of Series B AMPS and will have a correlative meaning with respect to shares of any other class or series of Preferred Shares.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Trustees as being in compliance with the requirements of the 1940 Act.

           Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

         (i) as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (b) if there was no reported sales price on the Valuation Date, the price obtained from a Pricing Service as of the Valuation Date, or
                  (c) if there was no reported sales price on the Valuation Date or price available from a Pricing Service, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (ii) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper, with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) [the price provided by a Pricing Service or, if not obtainable through a Pricing Service,] the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (iii) as to cash, demand and timed deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

         (iv) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board of Trustees determines that such value does not constitute fair value; or

         (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and
                  (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date and if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the price obtained from a Pricing Service as of the Valuation Date or (C) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, and a price was not obtainable from a Pricing Service as of the Valuation Date, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

           Notwithstanding the foregoing, in the case of Preferred Shares that are rated by a single Rating Agency, "Market Value" shall have the meaning set forth in the Statement of Preferences of such Preferred Shares.

"Maximum Rate" means, on any day on which the Applicable Rate is determined, the greater of (as set forth in the table below) (i) the applicable percentage of the Reference Rate or (ii) the applicable spread plus the Reference Rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the Series B AMPS by Moody's and S&P. If Moody's and S&P or both do not make such ratings available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.


                                   Credit Ratings for Series B AMPS

                                                                        Applicable
                                                                        Percentage of       Applicable
        Moody's Credit Rating                S&P Credit Rating          Reference Rate        Spread
        ---------------------                -----------------          --------------      ----------
                 Aaa                                AAA                     125%              125 bps
              Aa3 to Aa1                        AA- to AA+                  150%              150 bps
               A3 to A1                          A- to A+                   200%              200 bps
             Baa3 to Baa1                      BBB- to BBB+                 250%              250 bps
              Below Baa3                        Below BBB-                  300%              300 bps

"Monthly Valuation Date" means the last Valuation Date of any calendar month.

"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Discount Factor" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"Moody's Eligible Assets" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"1940 Act" means the Investment Company Act of 1940, as amended, or any successor statute.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding shares of Series A Preferred and Series B AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"1940 Act Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to paragraph 9(a)(i)(B) of the Statement of Preferences of the Series B AMPS.

"Non-Call Period" means a period determined by the Board of Trustees after consultation with the Broker-Dealers, during which the Series B AMPS subject to such Special Dividend Period is not subject to redemption at the option of the Fund but only to mandatory redemption.

"NRSRO" means a Nationally Recognized Statistical Ratings Organization.

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than Moody's or S&P then providing a rating for the Series B AMPS pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series B AMPS.

"Outstanding" means, as of any date, Preferred Shares theretofore issued by the Fund except:

           (i) any such Preferred Share theretofore cancelled by the Fund or delivered to the Fund for cancellation;

           (ii) any such Preferred Share other than an auction market Preferred Share as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund in trust for, or have been irrevocably deposited with the relevant disbursing agent for payment to the holder of such share pursuant to the Statement of Preferences with respect thereto;

           (iii) in the case of an auction market Preferred Share, any such shares theretofore delivered to the applicable auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such shares; and

           (iv) any such Preferred Share in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (x) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any subsidiary is the holder or Existing Holder, as applicable, will be disregarded and deemed not Outstanding; (y) in connection with any auction, any AMPS Shares as to which the Fund or any Person known to the auction agent to be an subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding; and (z) for purposes of determining the Basic Maintenance Amount, Series B AMPS held by the Fund will be disregarded and deemed not Outstanding.

"Paying Agent" means with respect to Series B AMPS, The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent and, with respect to any other class or series of Preferred Shares, the Person appointed by the Fund as dividend disbursing or paying agent with respect to such class or series.

"Person" means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional shares of Series B AMPS or (ii) any other person who may be interested in acquiring shares of Series B AMPS and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Shares" means the preferred shares, par value $.001 per share, of the Fund, and includes the Series A Preferred and Series B AMPS.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive,
International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Series A Preferred or the Series B AMPS at the request of the Fund, or any other rating agency then rating the Series A Preferred or the Series B Preferred at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "Moody's and S&P Guidelines."

"Redemption Date" means, with respect to the Fund's Outstanding Preferred Shares, the date fixed by the Fund for the redemption of such shares.

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Period."

"Redemption Price" means, with respect to the Series A Preferred, the price set forth in paragraph 3(a) of Part II of the Statement of Preferences for the Series A Preferred and, with respect to the Series B AMPS, as defined in paragraph 13 of Part I of the Statement of Preferences for the Series B Preferred.

"Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable LIBOR Rate for a Dividend Period of 364 days or fewer or the applicable Treasury Index Rate for a Dividend Period of longer than 364 days and, with respect to the determination of the Maximum Rate, the LIBOR Rate or the Treasury Index Rate, as appropriate.

"S&P" means Standard & Poor's Ratings Services, or its successors at law.

"S&P Discount Factor" has the meaning set forth in "Moody's and S&P Guidelines
- S&P Guidelines."

"S&P Eligible Assets" has the meaning set forth in "Moody's and S&P Guidelines
- S&P Guidelines."

"S&P Hedging Transactions" has the meaning set forth in "Moody's and S&P Guidelines - S&P Guidelines."

"SEC" means the Securities and Exchange Commission.

"Securities Act" means The Securities Act of 1933, as amended, or any successor statute.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series A Preferred or Series B AMPS.

"Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Series A Preferred" means the Fund's [__]% Series A Cumulative Preferred Shares, $.001 par value per share and liquidation preference $25 per share.

"Series A Preferred Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets if both Moody's and S&P are then rating the Series A Preferred at the request of the Fund, or the Eligible Assets of whichever of Moody's or S&P is then doing so if only one of Moody's or S&P is then rating the Series A Preferred at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series A Preferred.

"Series B AMPS" means the Fund's Series B Auction Market Preferred Shares, $.001 par value per share and liquidation preference $25,000 per share.

"Series B AMPS Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets if both Moody's and S&P are then rating the Series B AMPS at the request of the Fund, or the Eligible Assets of whichever of Moody's or S&P is then doing so if only one of Moody's or S&P is then rating the Series B AMPS at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series B AMPS.

"Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                     (i) commercial paper rated A-1 if such commercial paper matures in 30 days, or A-1+ if such commercial paper matures in over 30 days;

                     (ii) AAAm rated money market funds;

                     (iii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia), or (C) A-1+ rated institutions;

                     (iv) overnight funds; and

                     (v) U.S. Government Obligations.

           Notwithstanding the foregoing, in the case of Preferred Shares that are rated by a single Rating Agency, "Short-Term Money Market Instruments" shall have the meaning set forth in the Statement of Preferences of such Preferred Shares.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Statement of Preferences" means the Statement of Preferences of the Fund establishing, as the case may be, the Series A Preferred or the Series B AMPS.

"Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Orders" means that all shares of Series B AMPS are the subject of Submitted Hold Orders or that the number of shares of Series B AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of
(i) the number of shares of Series B AMPS that are subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and (ii) the number of shares of Series B AMPS that are subject to Submitted Sell Orders.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Obligations selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Utility Industry" means foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or Equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount. Notwithstanding the foregoing, in the case of Preferred Shares that are rated by a single Rating Agency, "Valuation Date" shall have the meaning set forth in the Statement of Preferences of such Preferred Shares.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

           (i) (a) each such Submitted Bid of Existing Holders specifying such lowest rate and

               (b) all other such Submitted Bids of Existing
                   Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

          (ii) (a) each such Submitted Bid of Potential Holders specifying such lowest rate and

               (b) all other such Submitted Bids of Potential Holders
                   specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of Outstanding Series B AMPS shares which, when added to the number of Outstanding Series B AMPS shares to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available Series B AMPS shares.

                                    PART C

                               OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

           Part A

           Financial highlights (audited) for a share outstanding throughout the periods ended December 31, 2002, 2001, 2000 and 1999. Financial highlights unaudited for a share outstanding for the six months ended June 30, 2003.

           Part B

           Financial Statements (audited) for the fiscal year 2002(1)
           (i)    Portfolio of Investments as of December 31, 2002
           (ii)   Statement of Assets and Liabilities as of December 31, 2002
           (iii)  Statement of Operations for the year ended December 31, 2002
           (iv) Statement of Changes in Net Assets for the year ended December 31, 2002
           (v) Financial highlights for a share outstanding throughout the periods 2002, 2001, 2000 and 1999.
           (vi)   Notes to Financial Statements
           (vii)  Report of Independent Accountants

           Financial Statements (unaudited) for the six months ended
           June 30, 2003
           (i)    Portfolio of Investments as of June 30, 2003
           (ii)   Statement of Assets and Liabilities as of June 30, 2003
           (iii)  Statement of Operations for the six months ended June 30, 2003
           (iv) Statement of Changes in Net Assets for the six months ended June 30, 2003 and year ended December 31, 2002 (audited)
           (v)    Notes to Financial Statements

(2) Exhibits

           (a)    (i)   Amended and Restated Agreement and Declaration of Trust
                        of Registrant(4)
                 (ii)   Form of Statement of Preferences for the __%
                        Series A Cumulative Preferred Shares(7)
                 (iii)  Form of Statement of Preferences for the Series B
                        Auction Market Preferred Shares(7)
           (b)   Amended and Restated By-Laws of Registrant(5)
           (c)   Not applicable
           (d)   (i)    Specimen Share Certificate for the ___% Series A
                        Cumulative Preferred Shares(7)
                 (ii)   Specimen Share Certificate for the Series B Auction
                        Market Preferred Shares(7)
           (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(3)
           (f)   Not applicable
           (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(3)
           (h)   Form of Underwriting Agreement(7)
           (i)   Not applicable
           (j)   (i)  Form of Custodian Contract between Registrant and
                      Boston Safe Deposit and Trust Company(3) (8)
                 (ii) Form of Custodian Fee Schedule between Registrant and
                      Boston Safe Deposit and Trust Company(3) (8)
           (k)    (i) Form of Registrar, Transfer Agency and Service Agreement
                      between Registrant and EquiServe Trust Company(3)
                 (ii) Form of Auction Agency Agreement(7)
                (iii) Form of Broker-Dealer Agreement(7)
                 (iv) Form of DTC Agreement(7)
           (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(7)
           (m)   Not applicable
           (n)   (i)  Consent of PricewaterhouseCoopers LLP(7)
                 (ii) Powers of Attorney(9)
           (o)   Not applicable
           (p)   Not applicable
           (q)   Not applicable
           (r)   Codes of Ethics of the Fund and the Investment Adviser(2)

___________________

(1) Incorporated by reference to the Fund's annual report filed on March 10, 2003. (
2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, filed with the
      Securities and Exchange Commission on May 10, 2002.
(3) Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14, filed with the Securities and Exchange Commission on March 31, 1999.
(4)   Incorporated by reference from the Registrant's Registration
      Statement on Form N-2, filed with the Securities and Exchange
      Commission on May 21, 1999.
(5)   Incorporated by reference from the Registrant's Registration
      Statement on Form N-2, filed with the Securities and Exchange
      Commission on August 19, 1999.
(6)   To be filed by Amendment.
(7)   Filed Herewith.
(8)   Subsequently assigned to State Street Bank and Trust Company.
(9)   Incorporated by reference from the Registrant's Registration
      Statement on Form N-2, filed with the Securities and Exchange
      Commission on July 18, 2003.


Item 25.   Marketing Arrangements

           See Exhibit 2(h) to this Registration Statement.

Item 26.   Other Expenses of Issuance and Distribution

           The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


                                                  Fixed Rate              Auction Rate
                                              -------------------      -------------------
NYSE listing fee............................               17,700                      N/A
SEC Registration fees.......................                2,427                    2,023
Rating agency fee...........................               12,500                   37,500
Printing/engraving expenses.................               50,000                   50,000
Accounting fees.............................               25,000                   25,000
Legal fees..................................               75,000                   75,000
Blue Sky fees...............................               20,000                   20,000
Miscellaneous...............................                8,623                   34,227
                                              -------------------      -------------------
           Total............................              211,250                  243,250
                                              ===================      ===================

Item 27.    Persons Controlled by or Under Common Control with Registrant

           NONE


Item 28.    Number of Holders of Securities as of June 30, 2003

                                                        Number of Record
Title of Class                                          Holders
--------------                                          ----------------
Common Shares, par value $.001 per share                48,259

Item 29.    Indemnification

           The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Trustees' Liability" in the Part B of this Registration Statement.

           Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.   Business and Other Connections of Investment Adviser

           The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31.   Location of Accounts and Records

           The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, State Street Bank and Trust Company, 150 Royall Street, Canton, Massachusetts 02021, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., PO Box 43025, Providence, RI 02940-3025.

Item 32.   Management Services

           Not applicable.

Item 33.   Undertakings

           1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

           2.   Not applicable.

           3.   Not applicable.

           4.   Not applicable.

           5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

           6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.


                                  SIGNATURES

            As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 24th day of July, 2003.

                           THE GABELLI UTILITY TRUST

                                /s/ Bruce N. Alpert
                           By: ______________________
                                Bruce N. Alpert
                                   President

            As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            Signature                                          Title                                        Date

            *
--------------------------------               Chairman of the Board, Chief Investment                  July 24, 2003
Mario J. Gabelli                                         Officer and Trustee

            *
--------------------------------                               Trustee                                  July 24, 2003
Thomas E. Bratter

            *
--------------------------------                               Trustee                                  July 24, 2003
Anthony J. Colavita

            *
--------------------------------                               Trustee                                  July 24, 2003
James P. Conn

            *
--------------------------------                               Trustee                                  July 24, 2003
Vincent D. Enright

            *
--------------------------------                               Trustee                                  July 24, 2003
Frank J. Fahrenkopf, Jr.

            *
--------------------------------                               Trustee                                  July 24, 2003
John D. Gabelli

            *
--------------------------------                               Trustee                                  July 24, 2003
Robert J. Morrissey

            *
--------------------------------                               Trustee                                  July 24, 2003
Karl Otto Pohl

            *
--------------------------------                               Trustee                                  July 24, 2003
Anthony R. Pustorino

            *
--------------------------------                               Trustee                                  July 24, 2003
Salvatore J. Zizza

 /s/ Bruce N. Alpert
--------------------------------                               President                                July 24, 2003
Bruce N. Alpert,
Attorney-in-Fact

*  Pursuant to Power of Attorney


                                EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION

EX-99 (a) (i)          Amended and Restated Agreement and Declaration of Trust
                       of Registrant*

EX-99 (a) (ii)         Form of Statement of Preferences for the __% Series A
                       Cumulative Preferred Shares

EX-99 (a) (iii)        Form of Statement of Preferences for the Series B Auction
                       Market Preferred  Shares

EX-99 (b)              Amended and Restated By-Laws of Registrant*

EX-99 (d) (i)          Specimen Share Certificate, __% Series A Cumulative
                       Preferred Shares

EX-99 (d) (ii)         Specimen Share Certificate, Series B Auction Market
                       Preferred Shares

EX-99 (e)              Automatic Dividend Reinvestment and Voluntary Cash
                       Purchase Plan of Registrant*

EX-99 (g)              Form of Investment Advisory Agreement between Registrant
                       and Gabelli Funds, LLC*

EX-99 (h)              Form of Underwriting Agreement

EX-99 (j)(i)           Form of Custodian Contract between Registrant and Boston
                       Safe Deposit and Trust Company (subsequently assigned to
                       State Street Bank and Trust Company)*

EX-99(j)(ii)           Form of Custodian fee Schedule between Registrant and
                       Boston Safe Deposit and Trust Company (subsequently assigned to State Street Bank and Trust Company)*

EX-99 (k) (i)          Form of Registrar, Transfer Agency and Service
                       Agreement between Registrant and EquiServe Trust
                       Company relating to the common stock*

EX-99 (k) (ii)         Form of Auction Agency Agreement

EX-99 (k) (iii)        Form of Broker-Dealer Agreement

EX-99 (k) (iv)         Form of DTC Agreement

EX-99 (l)              Opinion and Consent of Skadden, Arps, Slate, Meagher
                       & Flom LLP

EX-99 (n) (i)          Consent of PricewaterhouseCoopers LLP

EX-99 (n) (ii)         Powers of Attorney*

EX-99 (r)              Code of Ethics of the Fund and the Investment Adviser*

*     Previously filed and incorporated by reference.
**   To be filed by amendment.